UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10337

Name of Fund:	BlackRock New York Municipal Income Trust (BNY)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2021

Date of reporting period: 07/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2021

2021 Annual Report

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.19%	36.45%
U.S. small cap equities (Russell 2000® Index)	7.86	51.97
International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31
Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2021

Municipal Market Conditions

Municipal bonds posted positive total returns during the period despite rising interest rates as the economy normalized from the pandemic-induced economic shutdown. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated substantial excess returns versus duration-matched U.S. Treasuries, and longer duration and lower credit quality strategies outperformed. Despite broad strength, the market contended with brief periods of volatility surrounding U.S. election uncertainty as well as a temporary valuation-based market correction in late February.

Technical support was strong throughout the period as robust demand outpaced supply. During the 12 months ended July 31, 2021, municipal bond funds experienced net inflows totaling $98 billion, with January 2021 producing the largest monthly net inflow on record (based on data from the Investment Company Institute). For the same period, the market absorbed $471 billion in issuance, notably elevated compared to the $450 billion issued during the prior 12-month period. However, taxable municipal issuance, which typically draws a different and unique buyer base, was proportionally elevated, making supply less onerous on the traditional tax-exempt market.

S&P Municipal Bond Index Total Returns as of July 31, 2021 6 months: 1.38% 12 months: 3.47%

A Closer Look at Yields

From July 31, 2020 to July 31, 2021, yields on AAA-rated 30-year municipal bonds increased by 2 basis points (“bps”) from 1.37% to 1.39%, while ten-year rates increased by 17 bps from 0.65% to 0.82% and five-year rates increased by 13 bps from 0.23% to 0.36% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 9 bps, led by 24 bps of steepening between two- and ten-year maturities.

Consistent municipal outperformance has resulted in stretched valuations. After dislocating at the height of the pandemic, municipal-to-U.S. Treasury ratios posted all-time lows in February 2021 and remained well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government delivered another $350 billion injection. Direct state and local government aid has provided additional support to own-source government tax receipts, which continue to outperform the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments still confront financial pressures, the combination of new federal stimulus and vaccine distribution is boosting economic activity and, consequently, increasing revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain but the additional aid and the re-opening of the economy will continue to support operating results in the second half of 2021, despite the surging delta variant of the coronavirus. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. However, the risk of new mandated lockdowns is significantly diminished, and we expect limited impact on the high fundamental quality of state and local governments as well as essential service providers. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of July 31, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of July 31, 2021	BlackRock California Municipal Income Trust (BFZ)

Investment Objective

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFZ

Initial Offering Date	July 27, 2001

Yield on Closing Market Price as of July 31, 2021 ($15.01)(a)	3.44%

Tax Equivalent Yield(b)	7.49%

Current Monthly Distribution per Common Share(c)	$0.0430

Current Annualized Distribution per Common Share(c)	$0.5160

Leverage as of July 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/21	07/31/20	Change	High	Low

Closing Market Price	$15.01	$13.79	8.85%	$15.13	$13.00

Net Asset Value	16.29	15.86	2.71	16.36	15.33

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

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Trust Summary as of July 31, 2021 (continued)	BlackRock California Municipal Income Trust (BFZ)

Performance Summary for the Period Ended July 31, 2021

Returns for the period ended July 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	6.24%	4.53%	7.04%

Trust at Market Price(a)(b)	12.59	2.33	6.74

Lipper California Municipal Debt Funds at NAV(c)	5.82	4.23	7.01

Lipper California Municipal Debt Funds at Market Price(c)	11.62	3.53	7.64

S&P® Municipal Bond Index	3.47	3.34	4.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

Following the outbreak of the pandemic in early 2020, the consensus expectation was that state and local issuers in California would be challenged by a sizable decline in revenues. Instead, the state’s credit rating stabilized at a strong AA level, reflecting its diversified economy, rising property values and strong performance for the equity market. The outward migration of residents and businesses looking to flee the state’s higher taxes did not result in credit deterioration. Instead, many wealthy residents looked to reduce their tax burdens by purchasing tax-exempt California municipal bonds of all credit qualities. The resulting record inflows into municipal bond funds created a dramatic imbalance in demand relative to the available supply of securities. In this favorable environment, yields declined (as prices rose) and yield spreads tightened significantly.

The Trust’s positions in long-duration securities delivered strong returns as yields declined and the yield curve flattened. (Duration is a measure of interest rate sensitivity.) Positions in high-yield securities and bonds on the lower end of the investment-grade spectrum were also leading contributors, as lower-quality bonds significantly outperformed the broader market. At the sector level, positions in transportation, tax-backed local, school district, utility and education issues made the largest contributions.

The use of leverage, which added to the Trust’s income and amplified the effect of rising prices, was a further positive. The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that long-term U.S. Treasury yields rose, as prices fell, this strategy contributed to performance.

While all segments of the Trust posted gains, its positions in shorter-term debt produced lower relative returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of July 31, 2021 (continued)	BlackRock California Municipal Income Trust (BFZ)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/21		07/31/20

County/City/Special District/School District	28%		30%

Transportation	19		22

Utilities	15		16

Education	13		11

State	12		8

Health	8		9

Tobacco	3		3

Housing	2		1

Corporate	—	(c)	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	2%

2022	3

2023	3

2024	2

2025	5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	07/31/21		07/31/20

AAA/Aaa	8%		9%

AA/Aa	69		68

A	11		14

BBB/Baa	1		—	(c)

BB/Ba	—	(c)	—	(c)

B	—	(c)	1

CC	—		1

N/R	11	(f)	7

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

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Trust Summary as of July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT)

Investment Objective

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.

Trust Information

Symbol on New York Stock Exchange	BTT

Initial Offering Date	August 30, 2012

Termination Date (on or about)	December 31, 2030

Yield on Closing Market Price as of July 31, 2021 ($26.27)(a)	2.85%

Tax Equivalent Yield(b)	4.81%

Current Monthly Distribution per Common Share(c)	$0.0624

Current Annualized Distribution per Common Share(c)	$0.7488

Leverage as of July 31, 2021(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	07/31/21	07/31/20	Change	High	Low

Closing Market Price	$26.27	$24.78	6.01%	$26.38	$24.34

Net Asset Value	27.32	26.31	3.84	27.33	26.01

TOTAL RETURN BASED ON A $10,000 INVESTMENT

BTT commenced operations on August 30, 2012.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

T R U S T S U M M A R Y	9

Trust Summary as of July 31, 2021 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Performance Summary for the Period Ended July 31, 2021

Returns for the period ended July 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	Since Inception	(a)

Trust at NAV(b)(c)	6.92%	5.10%	5.80%

Trust at Market Price(b)(c)	9.16	5.25	4.79

Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	9.15	4.65	5.58	(e)

Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	15.20	4.90	5.51	(e)

S&P® Municipal Bond Index	3.47	3.34	3.61

(a)	BTT commenced operations on August 30, 2012.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(e)	The average annual total returns since inception represents the annualized returns for the period from August 31, 2012 to July 31, 2021.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

Holdings in the state tax-backed sector made the largest contribution to performance, led by positions in Puerto Rico and lower-rated states such as Illinois, New Jersey and Pennsylvania. Revenue sectors, including health care and transportation, also experienced meaningful price appreciation.

Positions in lower-rated issues, more generally, outpaced higher-rated securities. This trend was partially a reflection of federal aid packages that supported the financial system and helped municipalities better navigate the pandemic. The investment adviser added to the Fund’s high yield allocation throughout the period given the highly supportive supply-and-demand backdrop in the market, as well as the improving fundamental outlook stemming from resurgent economic growth and robust federal support at the state and local levels.

Longer-dated issues also delivered strong returns. The use of leverage also augmented performance by boosting income and amplifying the effect of rising prices. Conversely, reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared with those issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of July 31, 2021 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/21		07/31/20

Transportation	22%		24%

County/City/Special District/School District	18		14

Health	18		17

State	16		16

Corporate	8		8

Education	7		8

Utilities	6		8

Tobacco	3		3

Housing	2		2

Other	—	(c)	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	—	%(c)

2022	18

2023	10

2024	5

2025	5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	07/31/21		07/31/20

AAA/Aaa	3%		3%

AA/Aa	30		30

A	37		41

BBB/Baa	15		14

BB/Ba	4		3

B	—	(c)	—

CCC/Caa	—	(c)	—

N/R(f)	11		9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of July 31, 2021	BlackRock New York Municipal Income Trust (BNY)

Investment Objective

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Directors or the Board of Trustees, as applicable, of BlackRock New York Municipal Income Quality Trust (BSE) and BlackRock New York Municipal Income Trust II (BFY) and the Trust each approved the reorganizations of BSE and BFY into BNY. At a special shareholder meeting on January 21, 2021, the requisite shareholders of the Trust, BSE and BFY approved the reorganization, which was effective April 12, 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BNY

Initial Offering Date	July 27, 2001

Yield on Closing Market Price as of July 31, 2021 ($15.49)(a)	4.38%

Tax Equivalent Yield(b)	8.69%

Current Monthly Distribution per Common Share(c)	$0.0565

Current Annualized Distribution per Common Share(c)	$0.6780

Leverage as of July 31, 2021(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/21	07/31/20	Change	High	Low

Closing Market Price	$15.49	$14.10	9.86%	$16.07	$13.34

Net Asset Value	15.30	15.09	1.39	15.41	14.69

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2021 (continued)	BlackRock New York Municipal Income Trust (BNY)

Performance Summary for the Period Ended July 31, 2021

Returns for the period ended July 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	6.55%	3.78%	6.39%

Trust at Market Price(a)(b)	15.45	3.06	6.27

Lipper New York Municipal Debt Funds at NAV(c)	6.89	3.84	5.95

Lipper New York Municipal Debt Funds at Market Price(c)	14.29	3.26	6.36

S&P® Municipal Bond Index	3.47	3.34	4.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

New York municipal bonds exceeded the return of the national indexes. The state, which experienced an above-average impact from the coronavirus-induced downturn, outperformed in the subsequent recovery.

Income and the compression of yield spreads played the largest role in the Trust’s positive return. Yield curve positioning further aided performance due to the strong showing for longer-dated securities with maturities of 20 years and above. From a credit quality standpoint, positions in A and AA rated securities were key contributors. Additionally, lower-rated holdings—particularly Puerto Rico—performed well on the strength of investors’ robust appetite for yield. At the sector level, holdings in transportation, local tax-backed and state tax-backed issues added to performance.

The use of leverage, which added to the Trust’s income and amplified the effect of rising prices, was a further positive. The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that long-term U.S. Treasury yields rose, as prices fell, this strategy contributed to performance.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher. In addition, holdings in short-duration, seasoned issues—including pre-refunded securities—underperformed relative to longer-dated maturities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of July 31, 2021 (continued)	BlackRock New York Municipal Income Trust (BNY)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/21	07/31/20

Transportation	24%	24%

County/City/Special District/School District	22	23

Utilities	14	13

State	14	11

Education	11	13

Housing	5	4

Health	5	7

Corporate	3	3

Tobacco	2	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	6%

2022	8

2023	11

2024	8

2025	4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/21	07/31/20

AAA/Aaa	10%	10%

AA/Aa	50	48

A	24	24

BBB/Baa	5	8

BB/Ba	1	1

B	1	1

CC	—	—	(e)

N/R(f)	9	8

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Trust’s total investments.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 88.5%

Corporate — 0.6%
California Municipal Finance Authority, RB, Series A, AMT, 4.00%, 07/15/29	$2,640	$3,077,712

County/City/Special District/School District — 21.0%
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	275	342,202
Series A, 5.00%, 09/02/44	160	196,686
Series A, 5.00%, 09/02/48	160	194,294
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/40	300	369,450
4.00%, 09/02/50	240	266,443
5.00%, 09/02/50	240	291,118
Series C, 5.00%, 09/02/44	595	731,428
City of San Jose California Hotel Tax Revenue, RB
6.13%, 05/01/31	500	501,835
6.50%, 05/01/36	1,210	1,214,719
6.50%, 05/01/42	2,225	2,233,522
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(a)	9,000	10,184,670
Foothill-De Anza Community College District, Refunding GO, Series A, 3.00%, 08/01/39	4,940	5,623,400
Fremont Union High School District, GO, Series A, 4.00%, 08/01/40	3,000	3,526,380
Glendale Community College District, GO, Series A, 5.25%, 08/01/41	5,000	6,299,150
Hayward Area Recreation & Park District, Refunding GO, Series A, 5.00%, 08/01/42	4,950	6,164,581
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/42	5,030	6,241,727
Orange County Community Facilities District, ST
4.00%, 08/15/40	260	300,004
4.00%, 08/15/50	245	280,062
Riverside County Public Financing Authority, RB, 5.25%, 11/01/45	8,990	10,671,130
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/41	8,000	9,663,840
San Diego Unified School District, GO
Series D2, 4.00%, 07/01/50	7,000	8,393,490
Series L, 4.00%, 07/01/49	3,000	3,580,980
San Diego Unified School District, GO, CAB, Series C, 0.00%, 07/01/40(b)	7,215	5,003,747
San Francisco Bay Area Rapid Transit District, GO, Series B-1, 3.00%, 08/01/49	9,965	10,921,441
San Jose Financing Authority, Refunding RB, Series A, 5.00%, 06/01/23(a)	2,000	2,177,960
San Leandro Unified School District, GO, Series A, 5.75%, 08/01/41	3,060	3,060,000
Santa Monica Public Financing Authority, RB, 5.00%, 07/01/42	1,250	1,544,037
West Contra Costa Unified School District, GO, Series A, 5.50%, 08/01/23(a)	2,500	2,769,850
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,670	4,407,009

		107,155,155

Education — 5.7%
California Enterprise Development Authority, RB(c) Series A, 5.00%, 07/01/50	1,200	1,342,356

Security	Par (000)	Value

Education (continued)
California Enterprise Development Authority, RB(c) (continued) Series A, 5.00%, 07/01/55	$600	$666,798
California Enterprise Development Authority, Refunding RB(c)
4.00%, 06/01/36	250	296,757
4.00%, 06/01/61	500	563,725
California Municipal Finance Authority, RB(c)
Series A, 5.00%, 10/01/39	220	252,864
Series A, 5.00%, 10/01/49	370	416,043
Series A, 5.00%, 10/01/57	725	807,512
California Municipal Finance Authority, Refunding RB
5.00%, 08/01/34	750	868,800
5.00%, 08/01/39	425	485,754
5.00%, 08/01/48	615	690,059
California Public Finance Authority, RB, Series A, 5.00%, 07/01/54(c)	285	302,624
California School Finance Authority, RB(c)
5.00%, 06/01/40	270	307,765
4.00%, 06/01/41	600	656,310
5.00%, 06/01/50	430	480,396
5.00%, 06/01/59	685	758,665
Series A, 5.00%, 06/01/49	1,000	1,096,660
Series A, 5.00%, 06/01/58	2,120	2,351,674
California Statewide Communities Development Authority, RB, 5.00%, 06/01/51(c)	240	287,369
Hastings Campus Housing Finance Authority, RB
Series A, 5.00%, 07/01/45	600	730,710
Series A, 5.00%, 07/01/61	3,600	4,290,660
University of California, Refunding RB
Series AR, 5.00%, 05/15/38	4,250	5,150,490
Series AZ, 5.00%, 05/15/43	5,035	6,397,370

		29,201,361

Health — 3.8%
California Health Facilities Financing Authority, Refunding RB
Series A, 5.25%, 11/01/41	8,500	8,607,525
Series A, 4.00%, 04/01/49	3,000	3,545,310
Series A, 4.00%, 08/15/50	2,000	2,401,980
Series B, 5.00%, 11/15/46	3,275	3,966,451
California Municipal Finance Authority, Refunding RB(c)
Series A, 5.00%, 11/01/39	195	226,046
Series A, 5.00%, 11/01/49	220	250,901
California Public Finance Authority, RB(c)
5.00%, 11/15/36	120	142,227
5.00%, 11/15/46	120	139,553
5.00%, 11/15/51	120	139,042
5.00%, 11/15/56	120	138,534

		19,557,569

Housing — 3.7%
California Community Housing Agency, RB, M/F Housing(c)
4.00%, 08/01/46	660	738,896
3.00%, 08/01/56	1,205	1,257,996
Series A, 5.00%, 04/01/49	2,770	3,174,614
Series A, 4.00%, 02/01/56	2,145	2,347,927
Series A-2, 4.00%, 08/01/47	2,060	2,280,461
California Housing Finance, RB, M/F Housing, Series A, 4.25%, 01/15/35	1	885
CSCDA Community Improvement Authority, RB, M/F Housing 2.65%, 12/01/46(c)	1,410	1,458,335

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2021	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
CSCDA Community Improvement Authority, RB, M/F Housing (continued)
4.00%, 07/01/56(c)	$1,150	$1,255,903
4.00%, 08/01/56(c)	1,455	1,623,896
3.00%, 12/01/56	1,155	1,199,190
Series A, 5.00%, 07/01/51(c)	1,015	1,204,095
Series A-2, 4.00%, 09/01/56(c)	2,055	2,300,223

		18,842,421

State — 10.3%
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	4,335	4,779,468
Series I, 5.50%, 11/01/33	4,940	5,514,967
California State Public Works Board, Refunding RB, Series C, 5.00%, 11/01/34	7,750	9,516,225
City of Roseville California, ST, 4.00%, 09/01/45	350	397,309
State of California, Refunding GO
5.00%, 08/01/37	13,000	16,595,670
3.00%, 10/01/37	14,000	15,591,100

		52,394,739

Tobacco — 5.0%
California County Tobacco Securitization Agency, Refunding RB
4.00%, 06/01/49	245	291,606
5.00%, 06/01/50	275	329,032
Series A, 4.00%, 06/01/49	355	423,583
California County Tobacco Securitization Agency, Refunding RB, CAB(b) 0.00%, 06/01/55	2,425	612,676
Series B-2, Subordinate, 0.00%, 06/01/55	3,635	740,886
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	475	490,965
Series A-2, 5.00%, 06/01/47	18,670	19,297,499
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	2,635	3,230,536

		25,416,783

Transportation — 22.0%
City & County of San Francisco California, RB, (FNMA COLL), 2.55%, 07/01/39	5,000	5,329,700
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/29	2,045	2,214,960
Series A, AMT, 5.00%, 05/15/37	3,520	4,381,344
Series A, AMT, 5.00%, 05/15/44	5,885	7,280,392
Series B, AMT, 5.00%, 05/15/36	2,600	3,108,612
Sub-Series A, AMT, 5.00%, 05/15/42	26,875	31,882,619
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Subordinate, 5.00%, 05/15/38	5,000	6,330,300
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.00%, 05/15/39	4,060	5,293,306
County of Sacramento California Airport System Revenue, Refunding RB, Series A, 5.00%, 07/01/41	13,500	16,273,170
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	4,135	4,657,416
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB Series A, AMT, 5.00%, 05/01/42	16,735	20,252,864

Security	Par (000)	Value

Transportation (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series D, AMT, 5.25%, 05/01/48	$2,250	$2,805,165
Series E, AMT, 5.00%, 05/01/40	2,000	2,509,800

		112,319,648

Utilities — 16.4%
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB
Series A, 5.00%, 11/01/50	10,000	13,041,200
Series D, 5.00%, 11/01/32	5,000	6,335,500
East Bay Municipal Utility District Water System Revenue, RB
Series A, 5.00%, 06/01/45	3,245	3,996,509
Series C, 4.00%, 06/01/45	4,000	4,469,920
Los Angeles Department of Water, RB
Series A, 5.00%, 07/01/42	10,670	13,107,135
Series B, 5.00%, 07/01/38	3,000	3,583,590
Los Angeles Department of Water, Refunding RB
Series A, 5.00%, 07/01/41	5,000	6,128,050
Series A, 5.00%, 07/01/44	1,500	1,839,615
Series A, 5.25%, 07/01/44	3,000	3,718,890
Series B, 5.00%, 07/01/43	7,150	9,074,065
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	2,485	3,113,084
Santa Clara Valley Water District, Refunding RB, Series A, 5.00%, 06/01/45	2,890	3,800,090
South Coast Water District Financing Authority, Refunding RB, Series A, 5.00%, 02/01/44	9,130	11,686,400

		83,894,048

Total Municipal Bonds in California		451,859,436

Puerto Rico — 5.8%

State — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,845	3,272,746
Series A-1, Restructured, 5.00%, 07/01/58	10,154	11,830,730
Series A-2, Restructured, 4.33%, 07/01/40	2,588	2,939,580
Series A-2, Restructured, 4.78%, 07/01/58	2,530	2,908,994
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	8,577	2,865,404

		23,817,454

Tobacco — 0.1%
Children’s Trust Fund, Refunding RB, 5.50%, 05/15/39	505	517,468

Utilities — 1.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	3,865	4,002,478
Series A, Senior Lien, 5.13%, 07/01/37	1,105	1,142,968

		5,145,446

Total Municipal Bonds in Puerto Rico		29,480,368

Total Municipal Bonds — 94.3% (Cost: $437,329,201)		481,339,804

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 66.0%

County/City/Special District/School District — 23.6%
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/44	$11,200	$14,266,336
Palomar Community College District, GO, Series C, 5.00%, 08/01/25(a)	15,140	17,972,543
San Diego Unified School District, GO, Series I, 5.00%, 07/01/47	10,000	12,370,600
San Francisco Bay Area Rapid Transit District, GO, Series A, 5.00%, 08/01/47	10,615	13,095,936
San Joaquin Delta Community College District, GO, Series C, 5.00%, 08/01/24(a)	14,505	16,581,673
San Jose Unified School District, GO, Series C, 4.00%, 08/01/24(a)	6,100	6,797,535
Santa Clara County Financing Authority, RB, Series A, 4.00%, 05/01/45	22,230	26,683,336
Santa Monica Community College District, GO, Series A, 5.00%, 08/01/43	10,000	12,702,100

		120,470,059

Education — 14.9%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	11,792	13,964,960
University of California, RB
Series AM, 5.25%, 05/15/44	5,000	5,677,632
Series M, 5.00%, 05/15/42	10,000	12,318,100
University of California, Refunding RB
Series AI, 5.00%, 05/15/38	14,225	15,429,717
Series AR, 5.00%, 05/15/41	10,165	12,287,961
Series I, 5.00%, 05/15/40	14,065	16,370,396

		76,048,766

Health — 8.6%
California Health Facilities Financing Authority, RB(a)
Series A, 5.00%, 08/15/23	9,695	10,662,657
Series A, 5.00%, 11/15/25	11,620	13,931,218
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	18,960	19,550,225

		44,144,100

Security	Par (000)	Value

State — 3.9%
State of California, Refunding GO, 4.00%, 10/01/39	$16,620	$20,141,446

Transportation — 8.7%
City & County of San Francisco California, Refunding COP, Series A, 4.00%, 04/01/43	10,865	12,663,911
City of Los Angeles Department of Airports, ARB, AMT, Series D, 5.00%, 05/15/41	18,632	21,554,863
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series B, 5.00%, 05/01/41	8,720	10,346,890

		44,565,664

Utilities — 6.3%
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	6,412	7,615,404
Sacramento Municipal Utility District, Refunding RB, Series H, 4.00%, 08/15/45	20,000	24,317,000

		31,932,404

Total Municipal Bonds in California		337,302,439

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 66.0%
(Cost: $309,650,676)		337,302,439

Total Investments — 160.3%
(Cost: $746,979,877)		818,642,243
Other Assets Less Liabilities — 1.3%		6,623,124
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.1)%.		(143,309,737)
VMTP Shares at Liquidation Value — (33.5)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$510,655,630

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class(a)	$614,041	$—	$(615,295	)(b)	$1,254	$—	$—	—	$302	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
July 31, 2021

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	129	09/21/21	$17,355	$(224,218)
U.S. Long Bond	78	09/21/21	12,868	(501,375)
5-Year U.S. Treasury Note	113	09/30/21	14,067	(92,319)

				$(817,912)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$817,912	$—	$817,912

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$1,319,056	$—	$1,319,056

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(817,912)	$—	$(817,912)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$35,878,504

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
July 31, 2021

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$481,339,804	$—	$481,339,804
Municipal Bonds Transferred to Tender Option Bond Trusts	—	337,302,439	—	337,302,439

	$—	$818,642,243	$—	$818,642,243

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(817,912)	$—	$—	$(817,912)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(143,275,836)	$—	$(143,275,836)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(314,575,836)	$—	$(314,575,836)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.6%
Alabama Federal Aid Highway Finance Authority, RB
Series A, 5.00%, 09/01/33	$3,985	$4,992,249
Series A, 5.00%, 09/01/34	3,500	4,379,445
Alabama Public School and College Authority, Refunding RB, Series A, 5.00%, 11/01/30	11,900	16,260,160
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, 5.00%, 06/01/30	10,000	11,680,500
Birmingham-Jefferson Civic Center Authority, ST
Series A, 5.00%, 07/01/31	1,100	1,352,736
Series A, 5.00%, 07/01/32	1,150	1,408,416
Series A, 5.00%, 07/01/33	1,600	1,953,536
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	8,930	11,262,427
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB(b)
Series B, Senior Lien, (AGM), 0.00%, 10/01/31	7,375	4,621,101
Series B, Senior Lien, (AGM), 0.00%, 10/01/32	6,295	3,662,242
Series B, Senior Lien, (AGM), 0.00%, 10/01/33	1,275	690,782
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/33	1,010	1,241,482
Series A, 5.00%, 12/01/34	1,380	1,693,881
University of South Alabama, Refunding RB
(AGM), 5.00%, 11/01/29	1,105	1,339,293
(AGM), 5.00%, 11/01/30	2,000	2,421,540

		68,959,790

Arizona — 1.9%
Arizona Health Facilities Authority, Refunding RB
Series A, 5.00%, 02/01/34	6,340	6,489,560
Series B, 5.00%, 02/01/33	1,810	1,937,533
Arizona Industrial Development Authority, RB(c)
4.00%, 07/01/29	705	790,545
4.50%, 07/01/29	765	818,787
4.00%, 07/01/30	685	749,630
Series A, 4.00%, 07/01/29	4,135	4,367,842
Industrial Development Authority of the City of Phoenix, RB
6.00%, 07/01/23(d)	190	205,861
Series A, 4.50%, 07/01/22	105	108,228
Series A, 5.75%, 07/01/24(c)	475	517,455
Series A, 5.00%, 07/01/33	1,000	1,026,470
Industrial Development Authority of the County of Pima, Refunding RB, Series A, 4.00%, 09/01/29	6,000	6,345,180
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(c)	855	979,933
Series A, 5.00%, 01/01/31	10,000	12,284,800

		36,621,824

California — 8.2%
Alameda Corridor Transportation Authority, Refunding RB, Series A, Sub Lien, (AMBAC), 0.00%, 10/01/30(b)	10,530	8,978,510
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/32	1,600	2,018,448
Series A, 5.00%, 11/15/33	1,855	2,332,180

Security	Par (000)	Value

California (continued)
California Housing Finance, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	$3,737	$4,456,711
California Infrastructure & Economic Development Bank, Refunding RB, Series D, 0.37%, 08/01/47(a)	2,675	2,680,425
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/33	4,000	5,013,760
California Municipal Finance Authority, RB, 4.00%, 10/01/33	2,500	2,652,750
California Municipal Finance Authority, RB, S/F Housing, Series A, 5.00%, 08/15/30	1,000	1,099,960
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 07/01/30	1,200	1,482,720
Series A, 5.00%, 07/01/31	1,050	1,296,708
California School Finance Authority, RB(c)
5.00%, 06/01/30	565	659,886
Series A, 5.00%, 06/01/29	290	330,612
Series A, 4.00%, 06/01/31	265	295,263
Series A, 5.00%, 06/01/32	1,100	1,274,636
City of Long Beach California Harbor Revenue, ARB
Series A, AMT, 5.00%, 05/15/31	1,200	1,487,952
Series A, AMT, 5.00%, 05/15/32	1,800	2,230,236
Series A, AMT, 5.00%, 05/15/33	675	835,711
Series A, AMT, 5.00%, 05/15/34	1,650	2,041,264
Compton Unified School District, GO, CAB(b)
Series B, (BAM), 0.00%, 06/01/33	1,000	780,000
Series B, (BAM), 0.00%, 06/01/34	1,125	844,065
Series B, (BAM), 0.00%, 06/01/35	1,000	721,950
Series B, (BAM), 0.00%, 06/01/36	1,000	693,990
El Camino Community College District Foundation, GO, CAB(b)
Series C, 0.00%, 08/01/30	9,090	8,108,825
Series C, 0.00%, 08/01/31	12,465	10,850,658
Series C, 0.00%, 08/01/32	17,435	14,773,722
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/29	14,500	17,967,530
Los Angeles Regional Airports Improvement Corp., Refunding RB, AMT, 5.00%, 01/01/32	4,110	4,189,446
Los Angeles Unified School District, GO, Series A, 4.00%, 07/01/33	3,000	3,406,710
Monterey Peninsula Community College District, Refunding GO, CAB(b)
0.00%, 08/01/30	3,500	2,908,150
0.00%, 08/01/31	5,940	4,756,217
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,445	3,110,187
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/30	500	614,375
Series A, AMT, 5.00%, 03/01/31	1,500	1,841,850
Series A, AMT, 5.00%, 03/01/32	1,000	1,226,950
Series A, AMT, 5.00%, 03/01/33	975	1,195,282
Series A, AMT, 5.00%, 03/01/34	1,250	1,531,200
Series A, AMT, 5.00%, 03/01/35	2,000	2,447,940
Poway Unified School District, GO(b)
Series A, 0.00%, 08/01/30	10,000	8,891,300
Series A, 0.00%, 08/01/32	12,500	10,567,625
San Diego County Regional Airport Authority, ARB, Sub-Series B, AMT, 5.00%, 07/01/33	1,000	1,236,580

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
State of California, Refunding GO, 5.00%, 08/01/30	$10,000	$12,609,400
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	827,025

		157,268,709

Colorado — 3.4%
Central Platte Valley Metropolitan District, GO
Series A, 5.13%, 12/01/29	700	761,887
Series A, 5.50%, 12/01/29	750	822,743
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/33	25,000	31,489,750
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/30(b)	1,000	826,390
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 12/01/30(c)	1,185	1,255,152
Colorado Health Facilities Authority, Refunding RB
4.00%, 05/15/26(e)	2,860	3,349,060
Series A, 5.00%, 12/01/22(e)	3,000	3,194,580
Series A, 4.00%, 08/01/37	3,000	3,601,200
E-470 Public Highway Authority, Refunding RB, Series B, 0.38%, 09/01/39(a)	1,475	1,478,516
Park Creek Metropolitan District, Refunding RB
Series A, Senior Lien, 5.00%, 12/01/27	1,500	1,759,575
Series A, Senior Lien, 5.00%, 12/01/28	1,500	1,757,850
Series A, Senior Lien, 5.00%, 12/01/30	1,350	1,579,081
Series A, Senior Lien, 5.00%, 12/01/31	1,500	1,752,930
Plaza Metropolitan District No.1, Refunding TA(c)
4.00%, 12/01/23	1,000	1,034,140
4.10%, 12/01/24	5,080	5,254,752
4.20%, 12/01/25	5,280	5,462,530
Tallyn’s Reach Metropolitan District No.3, GO, 5.00%, 12/01/23(e)	502	558,751

		65,938,887

Connecticut — 1.0%
Capital Region Development Authority, Refunding RB
(SAP), 5.00%, 06/15/30	1,095	1,379,437
(SAP), 5.00%, 06/15/31	1,125	1,412,168
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(c)	370	416,498
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series 2015-A, 0.38%, 07/01/35(a)	5,005	5,022,467
Series G-1, 5.00%, 07/01/27(c)	225	268,193
Series G-1, 5.00%, 07/01/28(c)	300	365,148
Series G-1, 5.00%, 07/01/29(c)	300	372,336
Series G-1, 5.00%, 07/01/30(c)	300	370,818
Series G-1, 5.00%, 07/01/32(c)	425	521,896
Series G-1, 5.00%, 07/01/34(c)	355	433,416
Series I-1, 5.00%, 07/01/35	400	484,664
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	8,895,530

		19,942,571

Delaware — 0.8%
County of Kent Delaware, RB
Series A, 4.00%, 07/01/22	230	235,808
Series A, 5.00%, 07/01/24	705	777,728
Series A, 5.00%, 07/01/25	805	913,232
Series A, 5.00%, 07/01/26	850	989,137
Series A, 5.00%, 07/01/27	890	1,060,159

Security	Par (000)	Value

Delaware (continued)
County of Kent Delaware, RB (continued)
Series A, 5.00%, 07/01/28	$935	$1,123,234
Delaware State Economic Development Authority, Refunding RB(a)
Series A, 1.25%, 10/01/45	6,035	6,148,156
Series B, 1.25%, 10/01/40	500	505,770
Delaware State Health Facilities Authority, RB, 4.00%, 06/01/35	1,250	1,478,500
Delaware Transportation Authority, Refunding RB, 5.00%, 09/01/30	2,000	2,693,160

		15,924,884

District of Columbia — 1.0%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/23(e)	1,700	1,888,683
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	12,325	16,525,360

		18,414,043

Florida — 7.5%
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/30	1,000	1,280,260
Capital Trust Agency, Inc., RB(c)
Series A, 4.00%, 06/15/29	1,790	1,914,727
Series A-1, 3.38%, 07/01/31	1,810	2,011,471
Central Florida Expressway Authority, Refunding RB
Senior Lien, 5.00%, 07/01/32	1,610	2,052,315
Senior Lien, 5.00%, 07/01/33	2,750	3,493,600
City of Lakeland Florida, Refunding RB, 5.00%, 11/15/30	3,750	4,599,600
City of Tampa Florida, Refunding RB, Series A, 4.00%, 09/01/33	10,000	10,424,100
County of Broward Florida, RB
Series A, AMT, (AGM), 5.00%, 04/01/30	600	645,036
Series A, AMT, (AGM), 5.00%, 04/01/33	740	794,812
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/27	5,000	6,322,100
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,750,833
County of Palm Beach Florida, RB, 5.00%, 04/01/29(c)	1,000	1,125,830
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB(b)
Series B, 0.00%, 06/01/30	2,000	1,783,460
Series B, 0.00%, 06/01/31	1,295	1,127,414
Series B, 0.00%, 06/01/32	2,495	2,116,234
Double Branch Community Development District, Refunding SAB, Series A-1, Senior Lien, 4.13%, 05/01/31	1,200	1,275,312
Florida Development Finance Corp., RB, AMT, 5.00%, 05/01/29(c)	7,430	7,990,296
Florida Development Finance Corp., Refunding RB
4.00%, 06/01/24	105	111,539
4.00%, 06/01/25	100	107,895
4.00%, 06/01/26	110	120,107
4.00%, 09/15/30(c)	470	520,765
Jacksonville Port Authority, Refunding ARB, AMT, 4.50%, 11/01/22(e)	9,445	9,938,596
Lakewood Ranch Stewardship District, Refunding SAB, 3.20%, 05/01/30(c)	540	568,102

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, SAB, S/F Housing, 3.40%, 05/01/30	$375	$399,218
LT Ranch Community Development District, SAB, 3.40%, 05/01/30	985	1,040,436
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/30	1,000	1,139,300
Orange County Convention Center/Orlando, Refunding RB, 5.00%, 10/01/30	11,470	15,505,375
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 05/15/31	410	491,992
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 11/15/32	16,805	20,271,871
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(e)	3,825	4,182,217
Sarasota National Community Development District, Refunding SAB, 3.50%, 05/01/31	1,000	1,081,710
School Board of Miami-Dade County, Refunding COP, Series A, 5.00%, 05/01/32	9,000	10,796,760
St. Johns County Industrial Development Authority, Refunding RB
4.00%, 12/15/28	200	229,614
4.00%, 12/15/29	215	247,796
4.00%, 12/15/30	195	224,178
4.00%, 12/15/31	205	235,182
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	520	559,863
Village Community Development District No.10, SAB
4.50%, 05/01/23	785	797,741
5.00%, 05/01/32	5,125	5,206,077
Village Community Development District No.5, Refunding SAB
3.50%, 05/01/28	5,080	5,348,173
4.00%, 05/01/33	985	1,043,785
4.00%, 05/01/34	2,150	2,277,452
Village Community Development District No.6, Refunding SAB, 4.00%, 05/01/29	5,330	5,450,245

		144,603,389

Georgia — 1.6%
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/29	1,250	1,589,363
Series A, 5.00%, 05/15/30	8,000	10,151,200
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/34	8,000	9,970,320
Municipal Electric Authority of Georgia, Refunding RB
Series A, 5.00%, 01/01/29	2,000	2,577,120
Series A, 5.00%, 01/01/30	1,905	2,500,827
Series A, Subordinate, 5.00%, 01/01/29	1,200	1,546,272
Series A, Subordinate, 5.00%, 01/01/30	1,250	1,640,962

		29,976,064

Guam — 0.2%
Territory of Guam, Refunding RB
Series A, 5.00%, 11/01/30	500	650,430
Series F, 5.00%, 01/01/30(f)	1,160	1,471,031
Series F, 5.00%, 01/01/31(f)	1,250	1,615,562

		3,737,023

Security	Par (000)	Value

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Series A, 4.63%, 07/01/29(c)	$185	$212,178

Illinois — 14.1%
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/22	14,830	15,705,711
Series C, 5.00%, 12/01/30	7,025	8,678,193
Series F, 5.00%, 12/01/22	4,760	5,041,078
Chicago Housing Authority, RB, M/F Housing
Series A, (HUD SEC 8), 5.00%, 01/01/33	3,000	3,638,040
Series A, (HUD SEC 8), 5.00%, 01/01/35	1,500	1,805,520
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/33	5,000	5,518,600
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 4.00%, 01/01/27	5,000	5,075,950
Series B, Senior Lien, 5.00%, 01/01/33	6,000	7,329,180
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/26	3,000	3,632,750
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 01/01/30	730	793,313
City of Chicago Illinois Wastewater Transmission Revenue, RB
2nd Lien, 4.00%, 01/01/31	10,375	10,501,782
2nd Lien, 4.00%, 01/01/32	10,790	10,921,854
2nd Lien, 4.00%, 01/01/33	11,220	11,356,435
2nd Lien, 4.00%, 01/01/35	9,135	9,245,168
City of St. Charles Illinois, Refunding GO
4.00%, 12/01/30	1,620	1,701,454
4.00%, 12/01/31	1,715	1,800,870
County of Cook Illinois, Refunding GO, Series C, 4.00%, 11/15/29	19,750	20,692,865
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 11/01/24	425	451,537
Series A, 5.00%, 11/01/26	460	525,762
Series A, 5.00%, 11/01/28	1,745	2,031,145
Series A, 5.00%, 11/01/29	1,840	2,137,583
Series A, 5.00%, 10/01/30	1,000	1,207,950
Series A, 5.00%, 11/01/30	1,935	2,243,516
Series A, 5.00%, 11/15/31	8,415	9,764,682
Series A, 4.00%, 10/01/32	1,000	1,152,010
Series A, 5.00%, 11/15/32	2,075	2,405,631
Series A, 4.00%, 02/01/33	11,000	11,633,270
Series A, 5.00%, 11/15/33	2,125	2,461,409
Series B, 5.00%, 08/15/30	3,205	3,915,516
Series B, 0.72%, 05/01/42(a)	1,750	1,754,130
Series C, 5.00%, 02/15/30	12,000	14,758,200
Illinois State Toll Highway Authority, Refunding RB, Series A, 4.00%, 12/01/31	20,000	22,998,600
Kane McHenry Cook & De Kalb Counties Unit School District No.300, Refunding GO, Series A, 5.00%, 01/01/30	6,350	7,793,165
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,487,964
5.00%, 12/15/30	1,385	1,707,802
State of Illinois, GO
Series A, 5.00%, 12/01/28	9,950	12,381,183
Series A, 5.00%, 03/01/32	1,500	1,972,380
Series A, 4.00%, 03/01/41	335	396,486

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
Series D, 5.00%, 11/01/28	$10,805	$13,344,823
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/30	7,000	8,799,560
Upper Illinois River Valley Development Authority, Refunding RB, 4.00%, 01/01/31(c)	370	396,337
Winnebago & Boone Counties School District No.205 Rockford, GO
4.00%, 02/01/29	9,080	9,560,150
4.00%, 02/01/30	9,835	10,352,616

		271,072,170

Indiana — 2.6%
City of Indianapolis Department of Public Utilities Water System Revenue, Refunding RB, Series A, 1st Lien, 5.00%, 10/01/35	10,000	12,737,000
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	800	849,464
City of Whiting Indiana, RB, Series A, AMT, 5.00%, 03/01/46(a)	5,500	5,914,865
Indiana Finance Authority, Refunding RB
Series A, 4.00%, 05/01/23(e)	22,565	24,080,691
Series A, 4.13%, 12/01/26	3,665	4,066,318
Northern Indiana Commuter Transportation District, RB
5.00%, 07/01/32	1,000	1,206,080
5.00%, 07/01/33	1,400	1,687,112

		50,541,530

Iowa — 2.2%
Iowa Finance Authority, RB, AMT, 1.50%, 01/01/42(a)	2,750	2,779,123
Iowa Finance Authority, Refunding RB, 5.25%, 12/01/25	13,345	14,707,391
PEFA, Inc., RB, 5.00%, 09/01/49(a)	21,415	25,919,859

		43,406,373

Kansas — 0.1%
City of Shawnee Kansas, RB, 4.00%, 08/01/31(c)	500	528,000
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,606,941

		2,134,941

Kentucky — 0.6%
Kentucky Public Transportation Infrastructure Authority, RB, CAB
Series B, 0.00%, 07/01/30(b)	1,230	960,778
Series C, Convertible, 6.40%, 07/01/33(g)	1,500	1,872,195
Louisville/Jefferson County Metropolitan Government, Refunding RB, Series A, 5.00%, 10/01/32	7,300	8,885,049

		11,718,022

Louisiana — 2.8%
City of Ruston Louisiana, RB
(AGM), 5.00%, 06/01/29	1,060	1,270,389
(AGM), 5.00%, 06/01/30	1,000	1,197,410
(AGM), 5.00%, 06/01/31	1,020	1,220,359
(AGM), 5.00%, 06/01/32	1,225	1,464,353
Louisiana Local Government Environmental Facilities & Community Development Auth, Refunding RB, Series A, 2.00%, 06/01/30	1,250	1,287,237
Louisiana Public Facilities Authority, RB(c) Series A, 5.00%, 06/01/29	710	790,003

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, RB(c) (continued)
Series A, 5.00%, 04/01/30	$525	$591,675
Series A, 5.00%, 06/01/31	500	567,770
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/29	1,235	1,484,569
5.00%, 05/15/30	990	1,188,841
3.00%, 05/15/31	2,225	2,419,265
5.00%, 05/15/32	1,485	1,779,683
5.00%, 05/15/33	2,175	2,603,932
Louisiana Stadium & Exposition District, RB, 4.00%, 07/03/23	1,000	1,056,740
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/30	3,000	3,261,210
Parish of St. John the Baptist Louisiana, Refunding RB
2.00%, 06/01/37(a)	2,250	2,292,300
2.10%, 06/01/37(a)	1,305	1,347,726
Sub-Series B-1, 2.13%, 06/01/37(a)	1,800	1,860,228
Sub-Series B-1, 2.38%, 06/01/37(a)	3,260	3,441,615
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT, 5.00%, 04/01/23(e)	2,875	3,100,486
State of Louisiana, GO, Series A, 4.00%, 05/15/23(e)	6,540	6,997,015
Terrebonne Levee & Conservation District, RB, 5.00%, 07/01/23(e)	1,925	2,105,911
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/32	4,375	4,532,500
Series A, 5.25%, 05/15/33	4,750	4,920,335
Series A, 5.25%, 05/15/35	1,500	1,618,380

		54,399,932

Maine — 0.2%
City of Portland Maine General Airport Revenue, Refunding RB
5.00%, 01/01/33	695	874,678
5.00%, 01/01/34	305	382,970
4.00%, 01/01/35	1,000	1,167,740
Maine Turnpike Authority, RB
5.00%, 07/01/29	300	395,883
5.00%, 07/01/30	275	370,571

		3,191,842

Maryland — 1.8%
Anne Arundel County Consolidated Special Taxing District, ST
4.20%, 07/01/24	430	442,393
4.90%, 07/01/30	1,315	1,374,412
City of Baltimore Maryland, Refunding RB, 5.00%, 09/01/31	1,250	1,364,812
County of Prince George’s Maryland, TA, 5.00%, 07/01/30(c)	585	667,426
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/33	1,765	2,135,809
Maryland Economic Development Corp., RB, Series D, AMT, 5.00%, 03/31/30	1,325	1,599,209
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/29	2,200	2,561,130
5.00%, 07/01/31	2,400	2,874,696
5.00%, 07/01/32	500	622,715
5.00%, 07/01/33	2,585	3,105,005
5.00%, 07/01/34	775	963,449

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities
Authority, Refunding RB (continued)
Series A, 5.00%, 01/01/31	$2,865	$3,396,515
Series A, 5.00%, 01/01/32	3,010	3,562,756
Series A, 5.00%, 01/01/33	3,165	3,746,221
State of Maryland, GO, 1st Series, 3.00%, 03/15/34	5,000	5,691,000

		34,107,548

Massachusetts — 1.4%
Commonwealth of Massachusetts, GO, Series I, 5.00%, 12/01/33	5,000	6,164,050
Commonwealth of Massachusetts, Refunding GO, Series A, (AMBAC), 5.50%, 08/01/30	2,500	3,468,000
Massachusetts Bay Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 07/01/32(b)	5,500	4,402,145
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/33	1,070	1,300,264
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 01/01/32	2,020	2,511,102
Series A, 5.00%, 01/01/33	1,500	1,856,460
Series A, 5.00%, 01/01/34	2,085	2,570,680
Series A, 5.00%, 01/01/35	2,000	2,450,640
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 07/01/29	2,980	3,081,052

		27,804,393

Michigan — 1.6%
City of Detroit Michigan, GO
5.00%, 04/01/26	735	860,046
5.00%, 04/01/27	580	696,621
5.00%, 04/01/28	665	817,764
5.00%, 04/01/29	665	814,452
5.00%, 04/01/30	510	622,307
5.00%, 04/01/31	735	893,914
5.00%, 04/01/32	625	757,700
5.00%, 04/01/33	830	1,003,180
Michigan Finance Authority, Refunding RB
5.00%, 06/01/24(e)	2,750	3,126,117
5.00%, 08/15/30	2,105	2,306,680
Michigan State Hospital Finance Authority, Refunding RB, Series C, 4.00%, 06/01/22(e)	8,195	8,461,419
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 0.55%, 04/01/25	985	986,743
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/32	2,000	2,490,840
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	1,260	1,507,439
5.00%, 11/15/34	1,410	1,664,576
Saginaw Valley State University, Refunding RB
Series A, 5.00%, 07/01/31	2,070	2,502,609
Series A, 5.00%, 07/01/32	1,430	1,727,011

		31,239,418

Minnesota — 0.4%
City of Spring Lake Park Minnesota, RB, 4.00%, 06/15/29	1,185	1,308,489
Sartell-St Stephen Independent School District No.748, GO, CAB(b) Series B, (SD CRED PROG), 0.00%, 02/01/30	3,915	3,269,730

Security	Par (000)	Value

Minnesota (continued)
Sartell-St Stephen Independent School District No.748, GO, CAB(b) (continued)
Series B, (SD CRED PROG), 0.00%, 02/01/31	$2,190	$1,764,789
Series B, (SD CRED PROG), 0.00%, 02/01/32	1,450	1,126,389

		7,469,397

Mississippi — 1.2%
Mississippi Development Bank, Refunding RB
Series A, (AGM), 5.00%, 03/01/30	2,280	2,716,301
Series A, (AGM), 5.00%, 03/01/31	1,595	1,897,954
Series A, (AGM), 5.00%, 03/01/32	2,000	2,376,980
Series A, (AGM), 5.00%, 03/01/33	1,275	1,513,578
State of Mississippi, RB, Series E, 5.00%, 10/15/33	12,225	14,346,527

		22,851,340

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 05/01/30	3,000	3,245,400
5.00%, 05/15/31	1,175	1,416,874
4.00%, 05/15/32	1,680	1,944,919
4.00%, 05/15/33	2,000	2,313,080
Series A, 4.00%, 11/15/33	2,010	2,176,348
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	970	986,296

		12,082,917

Montana — 0.5%
City of Forsyth Montana, Refunding RB, Series A, 3.90%, 03/01/31(a)	10,050	10,608,378

Nebraska — 0.6%
Central Plains Energy Project, RB
5.00%, 09/01/27	5,000	5,249,150
5.00%, 09/01/32	4,500	4,724,235
Elkhorn School District, GO
4.00%, 12/15/32	325	401,112
4.00%, 12/15/33	375	461,261

		10,835,758

Nevada(c) — 0.0%
State of Nevada Department of Business & Industry, RB
Series A, 5.00%, 07/15/27	335	377,890
Series A, 4.50%, 12/15/29	590	657,284

		1,035,174

New Hampshire — 0.8%
New Hampshire Business Finance Authority Refunding RB, 0.40%, 10/01/33(a)	7,180	7,191,983
New Hampshire Business Finance Authority, Refunding RB
4.00%, 01/01/28	285	327,166
4.00%, 01/01/29	300	343,992
4.00%, 01/01/30	280	320,032
Series A, AMT, 4.00%, 11/01/27(c)	2,205	2,306,254
New Hampshire State Turnpike System, RB, Series C, 4.00%, 08/01/33	4,350	4,513,777

		15,003,204

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey — 14.5%
Atlantic City Board of Education, Refunding GO
(AGM), 4.00%, 04/01/30	$170	$200,535
(AGM), 4.00%, 04/01/31	175	204,223
Casino Reinvestment Development Authority, Inc., Refunding RB
5.00%, 11/01/21	2,465	2,488,541
5.00%, 11/01/22	1,890	1,981,438
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24	1,015	1,095,236
New Jersey Economic Development Authority, RB
5.00%, 06/15/30	600	789,930
Series A, 4.00%, 06/15/29(c)	665	738,017
Series A, 4.00%, 07/01/29	350	402,139
Series A, 5.00%, 06/15/32	4,500	5,591,295
Series C, 5.00%, 06/15/32	3,600	4,481,748
Series DDD, 5.00%, 06/15/35	2,000	2,458,600
AMT, 5.00%, 01/01/28	4,705	5,201,142
Series A, AMT, 5.63%, 11/15/30	1,740	1,959,518
Series B, AMT, 5.63%, 11/15/30	1,315	1,480,900
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/15/26	10,610	11,024,214
4.25%, 06/15/27	16,500	17,037,075
(AGM), 5.00%, 06/01/28	1,000	1,218,680
5.00%, 01/01/29	2,280	2,733,811
(AGM), 5.00%, 06/01/30	1,500	1,825,740
(AGM), 5.00%, 06/01/31	1,750	2,128,735
(AGM), 4.00%, 06/01/32	2,125	2,439,904
Series BBB, 5.50%, 06/15/29	10,000	12,452,700
Series MMM, 4.00%, 06/15/35	5,000	5,975,700
Sub-Series A, 4.00%, 07/01/32	9,855	11,142,162
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	5,000	5,364,400
New Jersey Educational Facilities Authority, RB, Series A, 4.00%, 09/01/30	5,860	6,484,383
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	1,500	1,795,395
5.00%, 07/01/29	4,150	5,015,356
5.00%, 07/01/30	3,500	4,225,377
Series A, 5.00%, 07/01/30	11,245	13,652,105
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/25	5,500	6,530,975
Series 1A, AMT, 5.00%, 12/01/26	2,250	2,668,252
Series A, AMT, 4.00%, 12/01/32	2,390	2,676,059
Series A, AMT, 4.00%, 12/01/33	1,915	2,118,699
Series A, AMT, 4.00%, 12/01/34	955	1,088,729
Series A, AMT, 4.00%, 12/01/35	955	1,062,275
Series B, AMT, 5.00%, 12/01/23	50	55,415
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series A, AMT, 5.00%, 12/01/23	215	238,285
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	11,595	12,609,447
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/27	4,225	4,984,697
Series AA, 5.25%, 06/15/28	4,500	5,303,880
Series AA, 4.00%, 06/15/30	10,815	11,181,088

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series BB, 5.00%, 06/15/30	$1,500	$1,911,225
Series C, 5.25%, 06/15/32	10,000	11,542,400
Series D, 5.00%, 06/15/32	5,000	5,729,600
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	6,600	7,875,384
Series A, 5.00%, 12/15/30	21,325	27,080,831
Newark Housing Authority Scholarship Foundation A New Jersey Non, Refunding RB, (NPFGC), 5.25%, 01/01/27	5,000	5,884,150
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/33	500	568,970
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	16,740	21,274,364
Series A, 5.00%, 06/01/32	8,270	10,418,794
Township of Irvington New Jersey, Refunding GO
Series A, (AGM, SAW), 5.00%, 07/15/30	2,000	2,259,960
Series A, (AGM, SAW), 5.00%, 07/15/31	1,450	1,637,456

		280,289,934

New Mexico — 1.4%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34	480	547,891
New Mexico Educational Assistance Foundation, RB
Series A-1, AMT, (GTD STD LNS), 3.75%, 09/01/31	6,250	6,638,063
Series A-1, AMT, (GTD STD LNS), 3.88%, 04/01/34	2,000	2,145,360
Series A-2, AMT, (GTD STD LNS), 3.80%, 11/01/32	5,850	6,219,720
Series A-2, AMT, (GTD STD LNS), 3.80%, 09/01/33	10,000	10,584,600

		26,135,634

New York — 4.7%
Build NYC Resource Corp., Refunding RB, AMT, 4.50%, 01/01/25(c)	645	697,051
County of Nassau New York, GO
Series A, (AGM), 5.00%, 04/01/34	4,165	5,220,494
Series A, (AGM), 5.00%, 04/01/35	4,385	5,485,240
Hempstead Town Local Development Corp., Refunding RB
5.00%, 06/01/30	200	264,600
5.00%, 06/01/31	300	404,367
5.00%, 06/01/32	100	134,132
Metropolitan Transportation Authority, Refunding RB
2nd Sub Series, (AGM), 0.83%, 11/01/32(a)	2,875	2,890,396
Sub-Series C-1, 5.00%, 11/15/34	10,000	12,442,300
Metropolitan Transportation Authority, Refunding RB, CAB(b)
Series A, 0.00%, 11/15/30	13,000	11,265,280
Series C-2, 0.00%, 11/15/32	19,315	15,639,162
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	4,980	6,289,342
New York Transportation Development Corp., ARB
Series A, AMT, 4.00%, 07/01/32	5,500	6,077,720
Series A, AMT, 4.00%, 07/01/33	6,000	6,626,220
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	8,140	9,816,759

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., RB (continued)
AMT, 4.00%, 10/31/34	$350	$430,640
New York Transportation Development Corp., Refunding RB
Series A, AMT, 5.00%, 12/01/29	235	306,602
Series A, Class A, AMT, 5.00%, 12/01/28	350	447,325
Series A, Class A, AMT, 5.00%, 12/01/30	250	332,683
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 5.00%, 07/15/30	3,730	4,960,825

		89,731,138

North Carolina — 0.1%
North Carolina Medical Care Commission, RB
4.00%, 09/01/33	175	207,935
4.00%, 09/01/34	185	219,042
Series A, 4.00%, 10/01/27	600	701,292

		1,128,269

Ohio — 1.3%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/31	460	536,664
American Municipal Power, Inc., Refunding RB, Series A-2, 1.00%, 02/15/48(a)	6,000	6,106,440
County of Butler Ohio, Refunding RB
5.00%, 11/15/30	1,225	1,531,789
5.00%, 11/15/31	2,500	3,121,650
5.00%, 11/15/32	2,200	2,738,296
County of Franklin Ohio, RB
Series A, 5.25%, 07/01/28	470	470,921
Series A, 5.63%, 07/01/32	940	942,011
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	4,450	4,904,612
State of Ohio, RB
AMT, (AGM), 5.00%, 12/31/29	1,625	1,880,060
AMT, (AGM), 5.00%, 12/31/30	2,400	2,773,968

		25,006,411

Oklahoma — 0.9%
Norman Regional Hospital Authority, Refunding RB
5.00%, 09/01/27	2,100	2,509,227
5.00%, 09/01/28	2,000	2,388,040
5.00%, 09/01/29	2,150	2,565,230
5.00%, 09/01/30	5,130	6,116,550
Oklahoma Capitol Improvement Authority, RB, Series B, 5.00%, 07/01/30	2,150	2,893,728

		16,472,775

Oregon — 0.6%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	8,921,577
Port of Morrow, Refunding GO
Series A, 4.00%, 06/01/30	1,205	1,437,119
Series D, 4.00%, 12/01/30	880	1,057,417

		11,416,113

Pennsylvania — 17.4%
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/31	3,075	3,887,138
Series A, 5.00%, 04/01/34	3,345	4,194,362

Security	Par (000)	Value

Pennsylvania (continued)
Allegheny County Hospital Development Authority, Refunding RB (continued)
Series A, 5.00%, 04/01/35	$1,000	$1,250,980
Allentown Neighborhood Improvement Zone Development Authority, RB(c)
5.00%, 05/01/23	335	352,289
5.00%, 05/01/28	835	1,025,756
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
Series A, 5.00%, 05/01/27	6,750	6,997,320
Series A, 5.00%, 05/01/28	5,000	5,179,400
Series A, 5.00%, 05/01/29	3,745	3,878,022
Series A, 5.00%, 05/01/30	5,300	5,488,309
Bucks County Industrial Development Authority, RB
5.00%, 07/01/29	555	683,716
5.00%, 07/01/30	700	877,268
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/30	2,180	2,283,463
Series A, 5.00%, 10/01/32	1,450	1,820,954
Series A, 5.00%, 10/01/33	2,300	2,884,867
Chester County Industrial Development Authority, SAB, 4.38%, 03/01/28(c)	265	300,279
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/30	5,000	6,693,650
City of Philadelphia Pennsylvania, Refunding GO
(AGM), 5.00%, 08/01/30	9,235	11,451,215
(AGM), 4.00%, 08/01/32	6,000	7,020,300
Series A, 5.00%, 08/01/30	4,500	5,634,090
Clarion County Industrial Development Authority, Refunding RB, AMT, 2.45%, 12/01/39(a)	4,200	4,637,094
Commonwealth Financing Authority, RB, 5.00%, 06/01/32	6,000	7,569,780
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 4.00%, 01/01/30	7,000	8,278,340
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(e)	645	749,361
5.00%, 01/01/29	1,080	1,226,513
5.00%, 01/01/30	2,250	2,553,615
5.00%, 01/01/32	1,510	1,763,182
Dauphin County General Authority, Refunding RB, Series A, 4.00%, 06/01/31	2,275	2,572,183
Delaware County Authority, Refunding RB
5.00%, 07/01/28	800	961,712
5.00%, 07/01/29	1,365	1,639,679
5.00%, 07/01/30	1,435	1,722,301
East Hempfield Township Industrial Development Authority, RB(e)
5.00%, 07/01/23	1,280	1,399,347
5.00%, 07/01/25	825	976,033
Geisinger Authority, Refunding RB
Series A-2, 5.00%, 02/15/32	4,000	4,936,320
Series A-2, 5.00%, 02/15/34	1,750	2,155,405
Lancaster County Hospital Authority, Refunding RB, Series A, 3.00%, 08/15/30	2,535	2,809,262
Latrobe Industrial Development Authority, Refunding RB, 5.00%, 03/01/30	150	185,222

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/34	$3,000	$3,567,960
4.00%, 09/01/35	1,735	2,056,010
4.00%, 09/01/36	1,500	1,770,585
Series A, 5.00%, 09/01/31	1,750	2,200,817
Series A, 5.00%, 09/01/32	1,315	1,646,932
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 05/15/22(e)	2,500	2,595,675
5.00%, 01/01/30	2,000	2,122,600
Series A, 5.25%, 01/15/29	3,250	3,759,340
Northampton County General Purpose Authority, RB, Series A, 5.00%, 08/15/33	12,660	13,842,191
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/34	5,400	6,725,646
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/30	2,500	3,323,300
AMT, 5.00%, 12/31/29	5,000	5,976,550
AMT, 5.00%, 12/31/30	13,100	15,631,575
AMT, 5.00%, 12/31/34	16,500	19,568,010
Pennsylvania Economic Development Financing Authority, Refunding RB, 5.00%, 03/15/31	4,500	5,474,250
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	7,910	9,530,601
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/30	425	511,551
5.00%, 05/01/31	1,275	1,532,537
4.00%, 05/01/32	3,000	3,047,130
5.00%, 05/01/32	1,750	2,100,525
5.00%, 05/01/33	3,320	3,979,750
5.00%, 05/01/35	1,000	1,196,260
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 3.40%, 10/01/32	9,000	9,695,070
Pennsylvania Turnpike Commission, RB
Series B, 5.00%, 12/01/29	800	1,064,328
Series B, 5.00%, 12/01/30	620	841,600
Sub-Series B-1, 5.00%, 06/01/31	3,000	3,739,620
Sub-Series B-1, 5.00%, 06/01/32	4,075	5,074,597
Sub-Series B-1, 5.00%, 06/01/33	4,000	4,976,160
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/32	1,000	1,257,760
2nd Series, 5.00%, 12/01/35	2,005	2,500,055
2nd Sub Series, 5.00%, 12/01/33	1,815	2,275,502
2nd Sub Series, 5.00%, 12/01/34	1,500	1,875,615
Sub-Series B-2, (AGM), 5.00%, 06/01/34	4,000	4,969,280
Philadelphia Authority for Industrial Development, RB, 4.00%, 06/15/29	350	379,782
Philadelphia Gas Works Co., RB, Series A, (AGM), 5.00%, 08/01/30	800	1,063,816
Philadelphia Gas Works Co., Refunding RB, Series 14-T, 5.00%, 10/01/30	425	514,301
Pittsburgh Water & Sewer Authority, RB, Series B, (AGM), 5.00%, 09/01/30	205	274,206
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/30	5,000	6,650,300

Security	Par (000)	Value

Pennsylvania (continued)
State Public School Building Authority, RB, (SAW), 5.00%, 04/01/22(e)	$23,630	$24,393,485
Wayne County Hospital & Health Facilities Authority, RB
Series A, (CNTY GTD), 5.00%, 07/01/31	460	573,813
Series A, (CNTY GTD), 4.00%, 07/01/33	440	507,223
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/27	130	149,566
Series A, 4.00%, 11/15/28	105	122,464
Series A, 4.00%, 11/15/29	140	164,129
Series A, 4.00%, 11/15/30	190	224,073
Series A, 4.00%, 11/15/31	200	235,088
Westmoreland County Municipal Authority, Refunding RB
(BAM), 5.00%, 08/15/27	1,500	1,775,355
(BAM), 5.00%, 08/15/31	5,000	6,268,250
(BAM), 5.00%, 08/15/32	17,945	22,474,139

		334,238,099

Puerto Rico(b) — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB
Series A-1, Restructured, 0.00%, 07/01/29	14,055	12,369,384
Series A-1, Restructured, 0.00%, 07/01/31	38,523	31,069,185
Series A-1, Restructured, 0.00%, 07/01/33	43,149	32,316,012
Series B-1, Restructured, 0.00%, 07/01/31	5,755	4,657,291
Series B-1, Restructured, 0.00%, 07/01/33	6,477	4,819,859

		85,231,731

Rhode Island — 1.2%
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 05/15/30	1,500	1,793,415
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 68-B, 3.00%, 10/01/31	8,365	8,872,003
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/28	2,750	3,174,022
Series A, 5.00%, 06/01/29	4,500	5,189,760
Series A, 5.00%, 06/01/30	4,215	4,857,408

		23,886,608

South Carolina — 0.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/35	10,000	12,423,600
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/31	2,800	3,722,376

		16,145,976

Tennessee — 0.6%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/36	2,000	2,368,000
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/31	6,210	7,015,561
Memphis-Shelby County Industrial Development Board, Refunding TA, Series A, 4.75%, 07/01/27	480	475,335
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/31	1,300	1,565,928

		11,424,824

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 12.3%
Arlington Higher Education Finance Corp., RB, 4.00%, 06/15/31	$3,260	$3,427,042
Central Texas Regional Mobility Authority, RB
Series A, Senior Lien, 5.00%, 01/01/30	1,600	1,870,144
Series A, Senior Lien, 5.00%, 01/01/31	1,175	1,372,612
Series A, Senior Lien, 5.00%, 01/01/33	1,500	1,750,305
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/32	12,500	14,157,625
Series C, 5.00%, 08/15/33	14,000	15,849,120
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, Series C, 5.00%, 11/15/30	900	1,230,354
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/33	7,000	8,882,790
Sub-Series A, AMT, 5.00%, 07/01/30	1,200	1,580,412
City of Houston Texas Combined Utility System Revenue, Refunding RB
Series B, 1st Lien, 5.25%, 11/15/33	4,000	4,963,320
Series B, 1st Lien, 5.00%, 11/15/34	7,315	8,965,483
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/33	1,650	1,835,014
Clifton Higher Education Finance Corp., Refunding RB
Series A, 3.10%, 12/01/22	325	331,916
Series A, (PSF), 4.00%, 08/15/31	1,250	1,460,962
Series A, 3.95%, 12/01/32	1,800	1,875,708
Series A, (PSF), 4.00%, 08/15/33	1,200	1,399,872
County of Harris Texas, Refunding RB, Series C, Senior Lien, 4.00%, 08/15/33	12,325	12,784,846
County of Nueces Texas, Refunding GO
4.00%, 02/15/33	1,165	1,414,496
4.00%, 02/15/35	725	876,018
Dallas Fort Worth International Airport, Refunding RB,
5.00%, 11/01/32	5,000	6,766,500
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 5.75%, 01/01/28	500	531,440
Series B, 6.38%, 01/01/33	460	492,421
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 06/01/28	1,150	1,217,402
Series A, 5.00%, 01/01/33	1,090	1,145,852
Series A, 5.00%, 06/01/33	3,000	3,179,820
Leander Independent School District, Refunding GO, CAB(b)
Series D, (PSF), 0.00%, 08/15/31	1,200	846,960
Series D, (PSF), 0.00%, 08/15/32	2,000	1,378,360
Series D, (PSF), 0.00%, 08/15/33	4,485	2,939,604
Matagorda County Navigation District No.1, Refunding RB
Series A, (AMBAC), 4.40%, 05/01/30	26,120	32,724,703
Series B-2, 4.00%, 06/01/30	12,995	13,797,701
Series B, AMT, (AMBAC), 4.55%, 05/01/30	10,000	12,652,000
Midland County Fresh Water Supply District No.1, RB, CAB(b)
Series A, 0.00%, 09/15/31	6,235	4,718,586
Series A, 0.00%, 09/15/32	15,135	10,879,492

Security	Par (000)	Value

Texas (continued)
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(c)	$3,805	$4,014,389
New Hope Cultural Education Facilities Finance Corp., RB(c)
Series A, 3.63%, 08/15/22	100	100,171
Series A, 4.25%, 08/15/27	450	450,783
Series A, 4.00%, 08/15/29	335	384,825
Red River Health Facilities Development Corp., RB
4.70%, 01/01/22	140	141,877
5.50%, 01/01/32	1,000	1,014,490
Socorro Independent School District, Refunding GO, Series B, (PSF), 4.00%, 08/15/34	3,000	3,542,700
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 05/15/23(e)	20,920	22,379,379
Series B, 5.00%, 07/01/35	6,000	7,548,600
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/29	1,000	1,126,520
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/30	10,935	14,595,491
Texas Public Finance Authority, Refunding RB, 4.00%, 12/01/31	1,650	1,909,743
Texas Transportation Commission State Highway Fund, Refunding RB, 5.00%, 10/01/22	1,000	1,057,740

		237,565,588

Utah — 0.3%
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	5,000	5,817,400

Virginia — 0.6%
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	505,130
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/23(e)	2,000	2,226,640
Hanover County Economic Development Authority, Refunding RB
Series A, 4.50%, 07/01/30	3,000	3,067,470
Series A, 4.50%, 07/01/32	1,100	1,124,013
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 5.00%, 07/01/34	3,940	4,015,372

		10,938,625

Washington — 2.1%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB
Series A, 5.00%, 09/01/27	1,000	1,031,590
Series A, 5.25%, 09/01/32	655	674,965
Port of Seattle Washington, ARB
Series C, AMT, Intermediate Lien, 5.00%, 05/01/33	6,695	8,197,157
Series C, AMT, Intermediate Lien, 5.00%, 05/01/34	6,000	7,340,520
Washington Health Care Facilities Authority, Refunding RB, Series B, 5.00%, 08/15/35	9,485	11,885,748
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	4,990	5,959,008
Washington State Housing Finance Commission, Refunding RB
5.00%, 07/01/28	1,000	1,076,380
5.00%, 07/01/33	1,100	1,182,236

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
WBRP 3.2, RB
Series A, 5.00%, 01/01/31	$1,000	$1,177,400
Series A, 5.00%, 01/01/32	1,140	1,341,233

		39,866,237

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB
Series A, 5.00%, 06/01/31	1,950	2,412,423
Series A, 5.00%, 06/01/33	1,100	1,358,500

		3,770,923

Wisconsin — 1.9%
Public Finance Authority, RB(c)
4.00%, 06/15/30	1,520	1,657,423
5.00%, 01/01/31	650	738,452
Series A, 4.00%, 07/15/29	645	719,569
Series A, 4.00%, 03/01/30	1,305	1,413,433
Series A, 3.75%, 06/01/30	345	375,001
Public Finance Authority, Refunding RB
3.00%, 12/01/26	250	271,270
4.00%, 09/01/29(c)	400	415,216
AMT, 2.63%, 11/01/25	3,000	3,261,390
Series B, AMT, 5.25%, 07/01/28	2,250	2,350,080
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 10/01/32	4,520	4,711,286
5.00%, 04/01/35	2,500	3,209,425
Series C-4, 0.67%, 08/15/54(a)	8,200	8,364,910
Wisconsin Housing & Economic Development Authority, RB, S/F Housing, Series D, (FNMA), 3.00%, 09/01/32	9,000	9,429,480

		36,916,935

Total Municipal Bonds — 126.0% (Cost: $2,202,545,609)		2,427,084,919

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Colorado — 4.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.25%, 11/15/29(e)(i)	33,820	35,523,869
Series A, AMT, 4.25%, 11/15/30(e)	35,210	36,983,898
Series A, AMT, 4.25%, 11/15/31	8,085	8,492,327
Series A, AMT, 4.25%, 11/15/32	2,230	2,342,349

		83,342,443

Florida — 5.1%
County of Broward Florida Airport System Revenue, ARB
Series Q-1, 4.00%, 10/01/29(i)	17,200	17,968,717
Series Q-1, 4.00%, 10/01/30	18,095	18,903,718
Series Q-1, 4.00%, 10/01/31	18,820	19,661,120
Series Q-1, 4.00%, 10/01/32	19,575	20,449,863
Series Q-1, 4.00%, 10/01/33	20,355	21,264,723

		98,248,141

Iowa — 2.3%
State of Iowa Board of Regents, RB
4.00%, 09/01/28	3,375	3,515,221
4.00%, 09/01/29	6,525	6,796,094
4.00%, 09/01/30	6,325	6,587,785

Security	Par (000)	Value

Iowa (continued)
State of Iowa Board of Regents, RB (continued)
4.00%, 09/01/31	$8,650	$9,009,382
4.00%, 09/01/32	7,750	8,071,989
4.00%, 09/01/33	9,375	9,764,503

		43,744,974

Nevada — 1.1%
County of Clark Nevada, Refunding GO, Series B, 4.00%, 11/01/34	17,710	20,595,134

New Jersey — 2.0%
State of New Jersey, GO, Series A, 4.00%, 06/01/30	30,000	37,578,300

Pennsylvania — 2.5%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/01/32(i)	20,000	25,430,000
County of Lehigh Pennsylvania, Refunding RB, 4.00%, 07/01/33	22,285	23,065,640

		48,495,640

Texas — 4.3%
San Antonio Public Facilities Corp., Refunding RB
4.00%, 09/15/30	15,000	15,631,205
4.00%, 09/15/31	19,475	20,294,514
4.00%, 09/15/32	18,075	18,835,602
4.00%, 09/15/33(i)	11,000	11,462,883
4.00%, 09/15/34	11,885	12,385,125
4.00%, 09/15/35	4,500	4,689,361

		83,298,690

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.6% (Cost: $394,681,401)		415,303,322

Total Long-Term Investments — 147.6% (Cost: $2,597,227,010)		2,842,388,241

	Shares

Short-Term Securities

Money Market Funds — 2.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	50,941,762	50,951,950

Total Short-Term Securities — 2.6% (Cost: $50,943,523)		50,951,950

Total Investments — 150.2% (Cost: $2,648,170,533)		2,893,340,191

Other Assets Less Liabilities — 0.8%		15,671,410

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.1)%		(233,278,065)

RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (38.9)%		(749,705,274)

Net Assets Applicable to Common Shares — 100.0%		$1,926,028,262

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)
July 31, 2021

(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between March 15, 2022 to March 1, 2026, is $171,383,061. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$53,785,322	$—	$(2,837,499	)(a)	$(935)	$5,062	$50,951,950	50,941,762	$6,302	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$2,427,084,919	$—	$2,427,084,919
Municipal Bonds Transferred to Tender Option Bond Trusts	—	415,303,322	—	415,303,322
Short-Term Securities
Money Market Funds	50,951,950	—	—	50,951,950

	$50,951,950	$2,842,388,241	$—	$2,893,340,191

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(233,219,979)	$—	$(233,219,979)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$(983,219,979)	$—	$(983,219,979)

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New York — 122.4%

Corporate — 4.2%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(a)	$420	$480,085
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	5,025	7,334,540
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(b)	665	703,570
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	320	414,301
AMT, 5.00%, 10/01/40	875	1,118,740
New York Transportation Development Corp., Refunding ARB
AMT, 2.25%, 08/01/26	1,475	1,512,893
AMT, 3.00%, 08/01/31	1,180	1,276,736
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(a)	2,710	2,858,264

		15,699,129

County/City/Special District/School District — 31.5%
City of New York NY, GO, Series F-1, 5.00%, 03/01/44	2,000	2,615,180
City of New York, GO
Series A, 5.00%, 08/01/43	1,500	1,912,815
Series A-1, 5.00%, 08/01/21(c)	1,200	1,200,000
Series C, 5.00%, 08/01/42	385	500,677
Series D, 5.38%, 06/01/32	25	25,092
Series D-1, 4.00%, 03/01/44	620	735,463
Sub-Series D-1, 5.00%, 08/01/31	1,820	1,993,610
Sub-Series F-1, 5.00%, 04/01/43	930	1,158,668
Sub-Series G-1, 5.00%, 04/01/22(c)	5,620	5,801,976
City of New York, Refunding GO
Series E, 5.00%, 02/01/23(c)	2,500	2,683,075
Series E, 5.50%, 08/01/25	1,180	1,306,720
City of Syracuse New York, GO, Series A, AMT, (AGM), 4.75%, 11/01/31	500	504,320
County of Nassau New York, GO
Series B, (AGM), 5.00%, 07/01/45	1,000	1,247,420
Series C, 5.00%, 10/01/29	500	625,030
County of Nassau New York, Refunding GO, Series C, 5.00%, 10/01/31	1,420	1,768,539
Erie County Industrial Development Agency, Refunding RB, Series A, (SAW), 5.00%, 05/01/28	565	673,553
Haverstraw-Stony Point Central School District, GO, (AGM SAW), 5.00%, 10/15/36	120	132,920
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	895	899,028
Metropolitan Transportation Authority, Refunding RB
Sub-Series B-1, 5.00%, 11/15/31	1,500	1,660,320
Sub-Series B-2, 4.00%, 11/15/34	1,750	2,035,023
New York City Industrial Development Agency, RB(d)
(AGC), 0.00%, 03/01/35	500	373,740
(AGC), 0.00%, 03/01/39	1,000	661,090
(AGC), 0.00%, 03/01/42	3,710	2,259,205
(AGC), 0.00%, 03/01/45	2,000	1,111,240
New York City Industrial Development Agency, Refunding RB
4.00%, 03/01/45	6,000	6,902,820
(AGM), 4.00%, 03/01/45	360	426,647

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Industrial Development Agency, Refunding RB (continued) Class A, (AGM), 3.00%, 01/01/46	$4,750	$5,132,042
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-2, 5.00%, 08/01/38	2,545	3,173,157
Series D-1, 5.00%, 02/01/32	5,000	5,591,000
Series D-1, 5.00%, 11/01/38	825	834,793
Sub-Series A-3, 4.00%, 08/01/43	1,035	1,208,093
Sub-Series B-1, 5.00%, 11/01/35	425	478,882
Sub-Series B-1, 5.00%, 11/01/36	340	382,894
Sub-Series E-1, 5.00%, 02/01/39	1,015	1,256,205
Sub-Series E-1, 5.00%, 02/01/42	2,500	2,558,875
Sub-Series E-1, 5.00%, 02/01/43	3,600	4,431,816
Series C-3, Subordinate, 5.00%, 05/01/41	2,445	3,062,045
New York Convention Center Development Corp., RB, CAB(d)
Series A, Senior Lien, 0.00%, 11/15/47	3,000	1,582,710
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	4,000	1,620,160
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	5,755	6,752,457
5.00%, 11/15/45	7,290	8,494,016
New York Liberty Development Corp., Refunding RB
5.00%, 11/15/31	2,860	2,899,268
5.00%, 11/15/44	10,155	10,286,710
5.75%, 11/15/51	2,555	2,592,303
Class 1, 4.00%, 09/15/35	3,035	3,107,415
Class 2, 5.00%, 09/15/43	2,420	2,484,832
Class 3, 5.00%, 03/15/44	2,760	2,834,078
Series 1, Class 1, 5.00%, 11/15/44(a)	4,545	5,022,043
Series 2, Class 2, 5.38%, 11/15/40(a)	680	768,216
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 07/01/22(c)	450	470,070
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(c)	410	450,114

		118,688,365

Education — 16.8%
Albany Capital Resource Corp., Refunding RB
Series A, 5.00%, 12/01/33	175	199,414
Series A, 4.00%, 12/01/34	130	143,744
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	535	609,344
5.00%, 10/01/48	410	459,376
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	345	389,902
Build NYC Resource Corp., RB
5.00%, 02/01/33(a)	420	455,990
5.75%, 02/01/49(a)	455	495,222
Series A, 4.00%, 06/15/31	350	400,974
Series A, 5.13%, 05/01/38(a)	660	757,225
Series A, 5.50%, 05/01/48(a)	270	308,040
Build NYC Resource Corp., Refunding RB
5.00%, 06/01/33	300	343,605
5.00%, 06/01/35	350	400,211
5.00%, 06/01/40	690	788,311
5.00%, 08/01/47	135	163,818
5.00%, 11/01/47	515	814,246

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2021	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Build NYC Resource Corp., Refunding RB (continued)
Series A, 5.00%, 06/01/38	$750	$844,380
County of Cattaraugus New York, RB
5.00%, 05/01/34	170	189,982
5.00%, 05/01/39	125	139,194
Dobbs Ferry Local Development Corp., RB
5.00%, 07/01/39	1,000	1,125,120
5.00%, 07/01/44	500	560,880
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	450	561,226
5.00%, 07/01/48	680	844,737
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	755	934,720
4.00%, 07/01/46	1,430	1,668,324
Geneva Development Corp., RB, 5.25%, 09/01/23(c)	900	996,318
Hempstead Town Local Development Corp., Refunding RB
5.00%, 10/01/34	310	352,755
5.00%, 10/01/35	935	1,063,114
4.00%, 07/01/37	220	257,343
5.00%, 07/01/47	320	392,163
Madison County Capital Resource Corp., Refunding RB, Series A, 4.50%, 07/01/23(c)	1,500	1,626,300
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(c)	960	1,049,990
New York State Dormitory Authority, RB
1st Series, (AMBAC), 5.50%, 07/01/40	1,440	2,174,313
Series A, 5.25%, 01/01/34	2,000	2,221,260
Series A, 5.50%, 01/01/39	2,000	2,227,800
Series A, 5.00%, 07/01/43	1,260	1,584,488
Series B, 5.00%, 07/01/22(c)	1,750	1,828,050
Series B, 5.00%, 07/01/42	1,225	1,279,598
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/42	300	311,319
5.00%, 07/01/44	2,130	2,397,230
Series A, 5.00%, 07/01/22(c)	2,835	2,961,441
Series A, 5.25%, 07/01/23(c)	6,820	7,491,906
Series A, 5.00%, 07/01/24(c)	500	570,130
Series A, 5.00%, 07/01/33	530	618,849
Series A, 5.00%, 07/01/34	250	291,625
Series A, 5.00%, 07/01/35	3,445	4,014,252
Series A, 5.00%, 07/01/37	835	971,481
Series A, 5.00%, 07/01/38	255	315,448
Series A, 5.00%, 07/01/43	2,960	3,430,788
Onondaga County Trust for Cultural Resources,
Refunding RB, 5.00%, 05/01/40	1,065	1,226,795
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	540	562,070
Series A, 5.00%, 07/01/42	335	348,253
Schenectady County Capital Resource Corp.,
Refunding RB, 5.00%, 07/01/32	500	522,490
St. Lawrence County Industrial Development Agency, RB
6.00%, 09/01/34	150	150,660
5.38%, 09/01/41	1,400	1,405,474
Troy Capital Resource Corp., Refunding RB
4.00%, 08/01/35	890	1,011,485

Security	Par (000)	Value

Education (continued)
Troy Capital Resource Corp., Refunding RB (continued)
4.00%, 09/01/40	$1,285	$1,536,115
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	1,105	1,244,042
Series A, 5.00%, 07/01/41	500	561,730
Yonkers Economic Development Corp., RB, Series A, 5.00%, 10/15/54	300	352,017
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	70	85,957
Series A, 5.00%, 10/15/50	115	137,961

		63,170,995

Health — 7.8%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	500	585,035
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	2,150	2,448,420
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	305	336,625
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	600	681,618
5.00%, 12/01/46	960	1,152,182
Monroe County Industrial Development Corp.,
Refunding RB
4.00%, 12/01/46	530	626,953
Series A, 5.00%, 12/01/32	420	444,662
Series A, 5.00%, 12/01/37	1,100	1,163,250
Nassau County Local Economic Assistance Corp.,
Refunding RB, 5.00%, 07/01/22(c)	2,800	2,924,880
New York State Dormitory Authority, RB, Series D,
4.25%, 05/01/39	1,000	1,028,650
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/38	890	1,049,622
4.00%, 07/01/39	1,165	1,371,508
Series A, 5.00%, 05/01/43	3,430	3,953,761
Oneida County Local Development Corp., Refunding RB
(AGM), 3.00%, 12/01/44	1,800	1,944,972
(AGM), 4.00%, 12/01/49	1,100	1,261,920
Suffolk County Economic Development Corp., RB,
Series C, 5.00%, 07/01/32	530	598,709
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	110	120,385
Westchester County Healthcare Corp., Refunding RB
Series A, Senior Lien, 5.00%, 11/01/21(c)	4,920	4,978,942
Series B, Senior Lien, 6.00%, 11/01/30	85	85,322
Westchester County Local Development Corp., Refunding RB
5.00%, 01/01/28	675	715,973
5.00%, 01/01/34	1,750	1,853,880

		29,327,269

Housing — 7.3%
New York City Housing Development Corp., RB, M/F
Housing
3.15%, 11/01/44	250	262,107
Series B-1, 5.25%, 07/01/30	750	814,665
Series B-1, 5.25%, 07/01/32	2,970	3,217,431
Series B-1, 5.00%, 07/01/33	1,300	1,404,195

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York City Housing Development Corp., RB, M/F Housing (continued)
Series C-1A, 4.20%, 11/01/44	$1,000	$1,044,850
Series F-1, (FHA), 2.50%, 11/01/51	5,000	5,065,500
Series I-1, (FHA 542 (C)), 2.65%, 11/01/50	2,880	2,948,429
New York City Housing Development Corp., Refunding RB, M/F Housing
Series B-1-A, 3.65%, 11/01/49	1,715	1,834,467
Series D-A1, (FHA 542 (C)), 2.30%, 11/01/45	2,665	2,665,826
New York State Housing Finance Agency, RB, M/F Housing Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42.	110	120,271
Series E, (SONYMA FANNIE MAE), 4.15%, 11/01/47.	1,485	1,620,016
Series H, 4.25%, 11/01/51	1,000	1,116,740
Series M-1, (FHA), 2.65%, 11/01/54	1,600	1,632,832
Series P, 3.15%, 11/01/54	1,420	1,480,904
Series A, AMT, (SONYMA), 5.00%, 02/15/39	2,175	2,179,937

		27,408,170

State — 14.4%
New York City Transitional Finance Authority Building Aid Revenue Refunding RB, (SAW), 4.00%, 07/15/37	1,145	1,421,517
New York City Transitional Finance Authority Building Aid Revenue, RB, Sub-Series S-1B, (SAW), 4.00%, 07/15/42	1,500	1,786,020
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	5,715	6,777,647
New York State Bridge Authority RB, Series A, 4.00%, 01/01/51	1,110	1,333,487
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/36	1,905	2,324,310
Series A, 5.00%, 03/15/39	760	958,634
Series A, 5.00%, 02/15/42	2,250	2,724,480
Series A, 5.00%, 03/15/43	265	333,055
Series B, 5.00%, 03/15/37	2,070	2,131,003
Series B, 5.00%, 03/15/38	560	690,637
Series B, 5.00%, 03/15/39	960	1,181,251
Series B, 5.00%, 03/15/42	6,780	6,977,095
Series C, 4.00%, 03/15/45	1,225	1,425,165
New York State Dormitory Authority, Refunding RB 5.00%, 05/15/29	2,000	2,077,740
Series A, 5.25%, 03/15/39	3,045	3,927,837
Series E, 5.00%, 03/15/41	2,200	2,802,690
New York State Thruway Authority Highway & Bridge Trust Fund, Refunding RB, Series A, 5.00%, 04/01/32	2,750	2,837,697
New York State Thruway Authority, Refunding RB,
Series A-1, 4.00%, 03/15/44	2,500	3,007,350
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	4,565	5,392,132
Series C, 5.00%, 03/15/30	1,885	2,032,464
Series C, 5.00%, 03/15/32	2,000	2,155,380

		54,297,591

Tobacco — 3.3%
Chautauqua Tobacco Asset Securitization Corp.,
Refunding RB
4.75%, 06/01/39	400	416,572

Security	Par (000)	Value

Tobacco (continued)
Chautauqua Tobacco Asset Securitization Corp.,
Refunding RB (continued)
5.00%, 06/01/48	$500	$519,670
New York Counties Tobacco Trust IV, Refunding RB,
Series A, 6.25%, 06/01/41(a)	1,400	1,420,062
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	430	470,760
Series A-2-B, 5.00%, 06/01/51	2,340	2,498,746
Series C, 4.00%, 06/01/51	2,250	2,303,415
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	250	281,673
5.25%, 05/15/40	630	695,866
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	910	1,063,945
Westchester Tobacco Asset Securitization Corp.,
Refunding RB
Sub-Series C, 4.00%, 06/01/42	1,130	1,248,706
Sub-Series C, 5.13%, 06/01/51	1,225	1,407,182

		12,326,597

Transportation — 23.0%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	1,015	1,226,546
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	2,440	2,948,252
Series A, 5.00%, 02/15/42	2,255	2,714,141
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/21(c)	575	582,987
Series A-1, 5.25%, 11/15/23(c)	1,080	1,206,716
Series D, 5.25%, 11/15/21(c)	3,000	3,043,730
Series E, 5.00%, 11/15/38	5,650	6,208,050
Metropolitan Transportation Authority, Refunding RB
Series A-1, 5.25%, 11/15/57	1,000	1,217,720
Series B, 5.00%, 11/15/37	1,000	1,197,520
Series D, 5.25%, 11/15/23(c)	1,660	1,854,768
Series F, 5.00%, 11/15/30	3,500	3,708,425
Sub-Series B-1, 5.00%, 11/15/51	480	571,123
Sub-Series C-1, 5.00%, 11/15/34	1,860	2,170,211
MTA Hudson Rail Yards Trust Obligations, Refunding
RB, Series A, 5.00%, 11/15/56	5,160	5,599,993
New York City Industrial Development Agency,
Refunding RB
Series A, AMT, 5.00%, 07/01/22	1,000	1,042,290
Series A, AMT, 5.00%, 07/01/28	1,125	1,171,856
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	500	509,110
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	365	430,609
Series A, Junior Lien, 5.25%, 01/01/56	1,130	1,331,818
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(c)	6,350	6,477,952
Series J, 5.00%, 01/01/41	2,500	2,768,950
Series K, 5.00%, 01/01/32	3,325	3,839,577
Series L, 5.00%, 01/01/33	90	113,785
Series L, 5.00%, 01/01/34	140	175,853
Series L, 5.00%, 01/01/35	170	213,551
Series B, Subordinate, 4.00%, 01/01/45	1,300	1,530,399
Series B, Subordinate, 4.00%, 01/01/53	675	788,603
New York Transportation Development Corp., ARB
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,100	1,202,707

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2021	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New York Transportation Development Corp.,
ARB (continued)
Series A, AMT, 5.00%, 07/01/41	$1,040	$1,172,829
Series A, AMT, 5.00%, 07/01/46	1,270	1,427,035
Series A, AMT, 5.25%, 01/01/50	7,895	8,933,508
New York Transportation Development Corp., RB, AMT,
4.00%, 04/30/53	2,000	2,363,280
Port Authority of New York & New Jersey, ARB,
Consolidated, 220th Series, AMT, 4.00%, 11/01/59	2,320	2,667,095
Port Authority of New York & New Jersey, Refunding
ARB
Series 179, 5.00%, 12/01/38	820	908,339
178th Series, AMT, 5.00%, 12/01/43	930	1,021,856
195th Series, AMT, 5.00%, 04/01/36	750	907,462
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	1,120	1,174,790
Series 178th, AMT, 5.00%, 12/01/33	750	828,128
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/42	1,000	1,222,260
Series A, 5.00%, 11/15/56	360	468,662
Series B, 5.00%, 11/15/40	870	1,027,287
Series B, 5.00%, 11/15/45	310	364,653
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/29	810	879,555
Series A, 5.25%, 11/15/45	1,330	1,551,937
Series A, 5.00%, 11/15/50	1,000	1,153,140
Series B, 5.00%, 11/15/38	725	894,411
Triborough Bridge & Tunnel Authority, Refunding RB,
CAB, Series B, 0.00%, 11/15/32(d)	2,335	1,939,428

		86,752,897

Utilities — 14.1%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/21(c)	1,000	1,016,070
Long Island Power Authority, RB
(AGM), 0.00%, 06/01/28(d)	3,515	3,253,554
5.00%, 09/01/36	340	424,096
5.00%, 09/01/38	3,375	4,285,879
5.00%, 09/01/42	290	359,513
5.00%, 09/01/47	1,640	2,023,842
Series C, (AGC), 5.25%, 09/01/29	4,000	5,287,160
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/46	515	617,052
New York City Water & Sewer System RB, 3.00%, 06/15/51	5,000	5,453,100
New York City Water & Sewer System, RB
Series DD, 5.25%, 06/15/47	245	302,031
Series DD-1, 4.00%, 06/15/50	3,965	4,704,631
Series CC-1, Subordinate, 4.00%, 06/15/51	5,000	5,989,550
New York City Water & Sewer System, Refunding RB
4.00%, 06/15/40	1,825	2,195,256
Series EE, 5.00%, 06/15/40	700	875,217
Series HH, 5.00%, 06/15/39	3,500	4,098,710
Sub-Series AA-1, 4.00%, 06/15/50	1,000	1,190,440
Sub-Series FF-2, Subordinate, 4.00%, 06/15/41	455	545,904
New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/21(c)	1,000	1,013,890
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	635	736,416

Security	Par (000)	Value

Utilities (continued)
New York State Environmental Facilities Corp., RB (continued)
Series B, Subordinate, 5.00%, 06/15/48	$1,760	$2,219,765
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	5,690	6,293,652
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/25(c)	250	293,728

		53,179,456

Total Municipal Bonds in New York		460,850,469

Puerto Rico — 6.0%

State — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,731	1,991,256
Series A-1, Restructured, 5.00%, 07/01/58	7,731	9,007,620
Series A-2, Restructured, 4.33%, 07/01/40	3,004	3,412,093
Series A-2, Restructured, 4.78%, 07/01/58	1,544	1,775,291
Series B-1, Restructured, 4.75%, 07/01/53	130	149,546
Series B-2, Restructured, 4.78%, 07/01/58	126	144,952
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	5,916	1,976,417

		18,457,175

Tobacco — 0.4%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	1,385	1,401,121

Utilities — 0.7%
Puerto Rico Commonwealth Aqueduct & Sewer
Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	2,160	2,236,832
Series A, Senior Lien, 5.13%, 07/01/37	620	641,303

		2,878,135

Total Municipal Bonds in Puerto Rico		22,736,431

Total Municipal Bonds — 128.4% (Cost: $439,732,257)		483,586,900

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 34.9%

County/City/Special District/School District — 4.2%
City of New York, GO
Sub-Series I-1, 5.00%, 03/01/36	2,250	2,516,962
Sub-Series-D1, Series D, 5.00%, 12/01/43(f)	4,000	5,068,120
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,790	1,973,511
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(f)	989	993,086
New York City Transitional Finance Authority Future Tax
Secured Revenue, RB
Sub-Series D-1, 5.00%, 11/01/38	3,300	3,339,171
Sub-Series F-1, 5.00%, 05/01/38	1,424	1,772,299

		15,663,149

Education — 1.2%
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(c)	4,038	4,432,554

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing — 1.6%
New York City Housing Development Corp., Refunding
RB, Series A, 4.25%, 11/01/43	$5,360	$5,993,230

State — 3.7%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/32	1,000	1,276,020
New York State Dormitory Authority, Refunding RB, Series C, 5.00%, 03/15/39	1,000	1,261,360
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/31	1,980	1,991,385
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/47	3,503	4,080,532
Sales Tax Asset Receivable Corp., Refunding RB(c)
Series A, 4.00%, 10/15/24	2,850	3,198,983
Series A, 5.00%, 10/15/24	1,995	2,302,908

		14,111,188

Transportation — 15.9%
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	11,985	12,203,023
New York Liberty Development Corp., Refunding RB,
Class 1, 5.00%, 09/15/40	4,695	4,833,409
New York State Thruway Authority, Refunding RB(f)
Series B, Subordinate, 4.00%, 01/01/45	5,998	7,061,290
Series B, Subordinate, 4.00%, 01/01/53	4,489	5,244,470
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/60	2,863	3,330,514
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	2,925	3,467,968
Consolidated, 169th Series, AMT, 5.00%, 10/15/26	2,500	2,523,550
Consolidated, Series 211, 5.00%, 09/01/48	4,760	6,002,503
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54(f)	8,059	9,625,950
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	3,000	3,575,400
Series C-2, 5.00%, 11/15/42	1,665	2,060,854

		59,928,931

Utilities — 8.3%
New York City Water & Sewer System, Refunding RB,
Series BB, 5.00%, 06/15/44	6,527	6,640,118
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	7,126	8,499,439
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	3,000	3,644,340
Series B, 4.00%, 12/15/35	840	980,272
Series TE, Restructured, 5.00%, 12/15/41	10,587	11,709,959

		31,474,128

Total Municipal Bonds in New York		131,603,180

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.9% (Cost: $121,543,847)		131,603,180

Total Long-Term Investments — 163.3% (Cost: $561,276,104)		615,190,080

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(g)(h)	8,503,848	$8,503,848

Total Short-Term Securities — 2.3% (Cost: $8,503,848)		8,503,848

Total Investments — 165.6% (Cost: $569,779,952)		623,693,928

Other Assets Less Liabilities — 1.2%		4,644,755

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.2)%		(72,286,590)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.6)%		(179,407,541)

Net Assets Applicable to Common Shares — 100.0%		$376,644,552

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 1, 2026 to February 15, 2047, is $15,365,712. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
July 31, 2021

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$410,715	$8,093,501	(a)	$—	$(368)	$—	$8,503,848	8,503,848	$353	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	114	09/21/21	$15,337	$(275,420)
U.S. Long Bond	83	09/21/21	13,692	(713,413)
5-Year U.S. Treasury Note	106	09/30/21	13,195	(123,542)

				$(1,112,375)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,112,375	$—	$1,112,375

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$683,965	$—	$683,965

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(1,112,375)	$—	$(1,112,375)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$23,372,445

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
July 31, 2021

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$483,586,900	$—	$483,586,900
Municipal Bonds Transferred to Tender Option Bond Trusts	—	131,603,180	—	131,603,180
Short-Term Securities
Money Market Funds	8,503,848	—	—	8,503,848

	$8,503,848	$615,190,080	$—	$623,693,928

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,112,375)	$—	$—	$(1,112,375)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(72,273,255)	$—	$(72,273,255)
VRDP Shares at Liquidation Value	—	(179,400,000)	—	(179,400,000)

	$—	$(251,673,255)	$—	$(251,673,255)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Statements of Assets and Liabilities

July 31, 2021

	BFZ	BTT	BNY

ASSETS
Investments, at value — unaffiliated(a)	$818,642,243	$2,842,388,241	$615,190,080
Investments, at value — affiliated(b)	—	50,951,950	8,503,848
Cash	—	—	17,705
Cash pledged for futures contracts	566,000	—	555,000
Receivables:
Investments sold	—	125,000	40,000
Dividends — affiliated	6	267	71
Interest — unaffiliated	8,565,454	24,435,658	5,536,131
From the Manager	—	—	180,344
Prepaid expenses	25,993	3,425	414,753

Total assets	827,799,696	2,917,904,541	630,437,932

ACCRUED LIABILITIES
Bank overdraft	377,788	—	—
Payables:
Investments purchased	—	2,995,738	—
Accounting services fees	42,636	250,970	99,246
Custodian fees	7,541	24,745	8,081
Income dividend distributions — Common Shares	1,347,692	4,399,548	1,390,712
Interest expense and fees	33,901	58,086	13,335
Investment advisory fees	406,375	984,820	293,561
Trustees’ and Officer’s fees	107,574	12,774	72,294
Other accrued expenses	28,256	72,387	43,291
Professional fees	94,244	151,958	71,625
Variation margin on futures contracts	122,223	—	120,439

Total accrued liabilities	2,568,230	8,951,026	2,112,584

OTHER LIABILITIES
TOB Trust Certificates	143,275,836	233,219,979	72,273,255
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)(d)(e)	—	749,705,274	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	—	179,407,541
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	171,300,000	—	—

Total other liabilities	314,575,836	982,925,253	251,680,796

Total liabilities	317,144,066	991,876,279	253,793,380

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$510,655,630	$1,926,028,262	$376,644,552

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$439,679,321	$1,680,559,310	$336,668,727
Accumulated earnings	70,976,309	245,468,952	39,975,825

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$510,655,630	$1,926,028,262	$376,644,552

Net asset value per Common Share	$16.29	$27.32	$15.30

(a) Investments, at cost — unaffiliated	$746,979,877	$2,597,227,010	$561,276,104
(b) Investments, at cost — affiliated	$—	$50,943,523	$8,503,848
(c) Preferred Shares outstanding	1,713	150	1,794
(d) Preferred Shares authorized	1,713	150	Unlimited
(e) Par value per Preferred Share	$0.001	$0.001	$0.001
(f) Common Shares outstanding	31,341,683	70,505,571	24,614,382
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited
(h) Par value per Common Share	$0.001	$0.001	$0.001

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2021

	BFZ	BTT	BNY

INVESTMENT INCOME
Dividends — affiliated	$302	$6,302	$353
Interest — unaffiliated	24,290,309	89,416,460	15,162,334

Total investment income	24,290,611	89,422,762	15,162,687

EXPENSES
Investment advisory	4,720,853	11,486,505	2,445,644
Professional	107,367	120,224	87,027
Trustees and Officer	51,778	106,150	23,647
Accounting services	46,118	271,200	64,026
Transfer agent	34,186	79,187	29,585
Registration	10,878	24,047	3,393
Custodian	7,721	26,596	4,370
Liquidity fees	—	—	5,873
Remarketing fees on Preferred Shares	—	—	5,741
Reorganization	—	—	119,568
Miscellaneous	71,310	93,383	102,257

Total expenses excluding interest expense, fees and amortization of offering costs	5,050,211	12,207,292	2,891,131
Interest expense, fees and amortization of offering costs(a)	2,395,901	6,782,415	1,442,241

Total expenses	7,446,112	18,989,707	4,333,372
Less:
Fees waived and/or reimbursed by the Manager	(380)	(36,822)	(119)

Total expenses after fees waived and/or reimbursed	7,445,732	18,952,885	4,333,253

Net investment income	16,844,879	70,469,877	10,829,434

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,963,874	7,081,552	371,247
Investments — affiliated	1,254	(935)	(368)
Futures contracts	1,319,056	—	683,965

	5,284,184	7,080,617	1,054,844

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,898,470	46,394,678	6,608,895
Investments — affiliated	—	5,062	—
Futures contracts	(817,912)	—	(1,112,375)

	6,080,558	46,399,740	5,496,520

Net realized and unrealized gain	11,364,742	53,480,357	6,551,364

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$28,209,621	$123,950,234	$17,380,798

(a)	Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets

	BFZ		BTT
	Year Ended July 31,		Year Ended July 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$16,844,879	$15,302,566	$70,469,877	$65,164,868
Net realized gain (loss)	5,284,184	(4,992,260)	7,080,617	627,376
Net change in unrealized appreciation (depreciation)	6,080,558	22,918,213	46,399,740	37,136,626

Net increase in net assets applicable to Common Shareholders resulting from operations	28,209,621	33,228,519	123,950,234	102,928,870

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(15,094,334)	(14,967,273)	(52,794,572)	(52,794,572)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,813,059)	(4,493,469)	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	10,302,228	13,767,777	71,155,662	50,134,298
Beginning of year	500,353,402	486,585,625	1,854,872,600	1,804,738,302

End of year	$510,655,630	$500,353,402	$1,926,028,262	$1,854,872,600

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BNY
	Year Ended July 31,
	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,829,434	$7,862,512
Net realized gain (loss)	1,054,844	(3,165,455)
Net change in unrealized appreciation (depreciation)	5,496,520	2,584,667

Net increase in net assets applicable to Common Shareholders resulting from operations	17,380,798	7,281,724

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(11,402,477)	(7,305,530)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	174,624,251	—
Reinvestment of common distributions	197,657	—
Redemption of common shares	(129)	—

Net increase in net assets derived from capital share transactions	174,821,779	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	180,800,100	(23,806)
Beginning of year	195,844,452	195,868,258

End of year	$376,644,552	$195,844,452

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Cash Flows

Year Ended July 31, 2021

	BFZ	BTT	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$28,209,621	$123,950,234	$17,380,798
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	155,295,347	262,251,066	64,623,695
Purchases of long-term investments	(163,585,900)	(267,151,425)	(49,842,344)
Net proceeds from sales (purchases) of short-term securities	615,295	3,087,499	(8,093,501)
Amortization of premium and accretion of discount on investments and other fees	8,399,175	12,259,468	2,382,910
Net realized gain on investments	(3,965,128)	(7,080,617)	(372,879)
Net unrealized appreciation on investments	(6,898,470)	(46,399,740)	(6,608,895)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	48	1,856	(43)
From the Manager	—	—	(180,344)
Interest — unaffiliated	58,838	583,166	1,113,337
Prepaid expenses	(7,776)	39,568	(383,898)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	19,219	114,304	23,951
Custodian fees	2,533	11,022	(14,440)
Interest expense and fees	(199,358)	(331,151)	(32,714)
Investment advisory fees	9,934	28,072	(62,238)
Trustees’ and Officer’s fees	22,693	628	8,880
Other accrued expenses	4,020	(5,212)	234,276
Professional fees	26,008	4,499	(23,839)
Reorganization costs	—	—	(34,673)
Variation margin on futures contracts	122,223	—	120,439

Net cash provided by operating activities	18,128,322	81,363,237	20,238,478

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(14,947,399)	(52,794,572)	(11,879,511)
Repayments of TOB Trust Certificates	(5,600,000)	(51,304,981)	(11,482,544)
Repayments of Loan for TOB Trust Certificates	(5,600,000)	(2,700,000)	(2,352,204)
Net payments on Common Shares redeemed	(2,929,880)	—	(129)
Proceeds from TOB Trust Certificates	5,600,000	22,705,045	3,712,204
Proceeds from Loan for TOB Trust Certificates	5,600,000	2,700,000	2,352,204
Increase (decrease) in bank overdraft	314,957	—	(23,334)
Amortization of deferred offering costs	—	31,271	7,541

Net cash used for financing activities	(17,562,322)	(81,363,237)	(19,665,773)

CASH
Net increase in restricted and unrestricted cash	566,000	—	572,705
Restricted and unrestricted cash at beginning of year	—	—	—

Restricted and unrestricted cash at end of year	$566,000	$—	$572,705

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,595,259	$7,082,295	$1,467,414

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$197,657

Fair value of investments acquired through reorganization	—	—	293,258,631

Common Shares issued in reorganization	—	—	174,624,251

Preferred Shares issued in reorganization	—	—	84,900,000

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (continued)

Year Ended July 31, 2021

	BFZ	BTT	BNY

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$17,705
Cash pledged
Futures contracts	566,000	—	555,000

	$566,000	$—	$572,705

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

	BFZ
	Year Ended July 31,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$15.86	$15.25	$14.81	$15.34	$16.35

Net investment income(a)	0.54	0.48	0.52	0.65	0.73
Net realized and unrealized gain (loss)	0.37	0.60	0.63	(0.51)	(0.97)

Net increase (decrease) from investment operations	0.91	1.08	1.15	0.14	(0.24)

Distributions to Common Shareholders(b)
From net investment income	(0.48)	(0.47)	(0.55)	(0.67)	(0.77)
From net realized gain	—	—	(0.16)	—	—

Total distributions to Common Shareholders	(0.48)	(0.47)	(0.71)	(0.67)	(0.77)

Net asset value, end of year	$16.29	$15.86	$15.25	$14.81	$15.34

Market price, end of year	$15.01	$13.79	$13.50	$12.75	$14.71

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.24%	7.69%	8.89%	1.41%	(1.22)%

Based on market price	12.59%	5.77%	11.96%	(8.95)%	(7.59)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49%	2.17%	2.76%	2.41%	2.14%

Total expenses after fees waived and/or reimbursed.	1.49%	2.17%	2.76%	2.41%	2.14%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	1.01%	1.02%	1.06%	1.05%	1.07%

Net investment income to Common Shareholders	3.37%	3.14%	3.56%	4.33%	4.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$510,656	$500,353	$486,586	$472,407	$489,328

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$398,106	$392,092	$384,055	$375,778	$385,656

Borrowings outstanding, end of year (000)	$143,276	$143,276	$156,312	$157,126	$169,863

Portfolio turnover rate	19%	38%	51%	45%	38%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BTT
	Year Ended July 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$26.31	$25.60	$23.62	$23.83	$25.38

Net investment income(a)	1.00	0.92	0.80	0.85	0.90
Net realized and unrealized gain (loss)	0.76	0.54	1.93	(0.21)	(1.50)

Net increase (decrease) from investment operations	1.76	1.46	2.73	0.64	(0.60)

Distributions to Common Shareholders from net investment income(b)	(0.75)	(0.75)	(0.75)	(0.85)	(0.95)

Net asset value, end of year	$27.32	$26.31	$25.60	$23.62	$23.83

Market price, end of year	$26.27	$24.78	$23.49	$21.43	$23.14

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.92%	6.04%	12.17%	3.04%	(2.14)%

Based on market price	9.16%	8.84%	13.45%	(3.73)%	(0.51)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.01%	1.56%	2.07%	1.76%	1.49	%(d)

Total expenses after fees waived and/or reimbursed	1.01%	1.56%	2.07%	1.76%	1.49	%(d)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)	0.65%	0.67%	0.69%	0.69%	0.68	%(d)

Net investment income to Common Shareholders	3.74%	3.60%	3.31%	3.55%	3.80	%(d)

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,926,028	$1,854,873	$1,804,738	$1,665,198	$1,679,841

RVMTP Shares outstanding at $5,000,000 liquidation value, end of year (000)	$750,000	$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of year	$356,804	$347,316	$340,632	$16,101,317	$16,198,941

Borrowings outstanding, end of year (000)	$233,220	$261,820	$261,820	$261,820	$184,115

Portfolio turnover rate	9%	5%	21%	23%	32%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BNY
	Year Ended July 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of year	$15.09		$15.09		$14.52		$15.04		$15.94

Net investment income(a)	0.66		0.61		0.58		0.60		0.67
Net realized and unrealized gain (loss)	0.28		(0.05)		0.52		(0.48)		(0.85)

Net increase (decrease) from investment operations	0.94		0.56		1.10		0.12		(0.18)

Distributions to Common Shareholders from net investment income(b)	(0.73)		(0.56)		(0.53)		(0.64)		(0.72)

Net asset value, end of year	$15.30		$15.09		$15.09		$14.52		$15.04

Market price, end of year	$15.49		$14.10		$13.81		$12.53		$15.37

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.55%		4.12%		8.33%		1.13%		(0.93)%

Based on market price	15.45%		6.30%		14.88%		(14.61)%		(3.43)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.74	%(d)	2.36%		2.73%		2.45%		2.15%

Total expenses after fees waived and/or reimbursed	1.74	%(d)	2.36%		2.73%		2.45%		2.14%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs	1.16	%(d)(e)	1.16	%(f)	1.14	%(f)	1.12	%(f)	1.12	%(f)

Net investment income to Common Shareholders	4.35%		4.06%		3.98%		4.06%		4.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$376,645		$195,844		$195,868		$188,452		$195,029

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$179,400		$—		$—		$—		$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$309,947		$—		$—		$—		$—

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$—		$94,500		$94,500		$94,500		$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$—		$307,243		$307,268		$299,420		$306,379

Borrowings outstanding, end of year (000)	$72,273		$42,523		$35,517		$31,865		$32,047

Portfolio turnover rate	12%		17%		23%		9%		16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.69%, 1.69% and 1.11%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board and shareholders of BNY (the “Acquiring Trust”) and the Board and shareholders of each of BlackRock New York Municipal Income Quality Trust (“BSE”) and BlackRock New York Municipal Income Trust II (“BFY”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Trust. As a result, the Acquiring Trust acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Trust.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Trust in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 9, 2021, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Trust in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Trust in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	BNY’s Share Class	Shares of BNY
BSE	Common	6,519,660	0.99230421	Common	6,469,482(a)
BFY	Common	5,004,922	1.03013075	Common	5,155,719(a)
BSE	VRDP	405	1	VRDP	405
BFY	VRDP	444	1	VRDP	444

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 9, 2021, the valuation date of the reorganization were as follows:

	BSE	BFY
Net assets applicable to Common Shareholders	$97,179,129	$77,445,122
Paid-in-capital	88,938,448	69,414,009
Accumulated earnings	8,240,681	8,031,113

For financial reporting purposes, assets received and shares issued by the Acquiring Trust were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Trust before the reorganizations were $195,030,274. The aggregate net assets applicable to Common Shareholders of the Acquiring Trust immediately after the reorganizations amounted to $369,654,525. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BSE	$160,831,765	$149,307,403	$24,950,172	$40,500,000
BFY	132,426,866	121,683,946	12,569,988	44,400,000

The purpose of these transactions was to combine three funds managed by the Manager with similar or substantially similar (but not identical) investment objectives and similar investment strategies, policies and restrictions and portfolio compositions. Each reorganization was a tax-free event and was effective on April 12, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

Assuming the reorganization had been completed on August 1, 2020, the beginning of the fiscal reporting period of the Acquiring Trust, the pro forma results of operations for the year ended July 31, 2021, are as follows:

• Net investment income: $15,926,720

• Net realized and change in unrealized gain/loss on investments: $5,586,398

• Net increase in net assets resulting from operations: $21,513,118

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Trust’s Statements of Operations since April 12, 2021.

Reorganization costs incurred in connection with the reorganization were expensed by BNY.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BFZ	$157,632	$642,517	$191,932	$992,081
BTT	319,754	786,946	634,503	1,741,203
BNY	66,249	222,704	77,576	366,529

For the year ended July 31, 2021, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$337,302,439	$143,275,836	0.04% — 0.12%	$143,061,221	0.69%
BTT	415,303,322	233,219,979	0.05 — 0.31	239,700,935	0.72
BNY	131,603,180	72,273,255	0.04 — 0.12	53,921,570	0.68

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2021.

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Notes to Financial Statements  (continued)

For the year ended July 31, 2021, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BFZ	$—	—%	$214,615	0.66%
BTT	—	—	55,890	0.69
BNY	—	—	19,333	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

	BFZ	BNY
Investment advisory fees	0.58%	0.55%

Prior to April 12, 2021 the annual rate as a percentage of average weekly managed assets, for BNY was 0.60%.

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, for each Trust except for BTT, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BFZ	$380
BTT	36,822
BNY	119

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Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended July 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BFZ	$163,585,900	$155,295,347
BTT	270,147,163	262,291,066
BNY	49,842,344	62,762,105

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses, the retention of tax-exempt income and amortization methods on fixed income securities were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BTT	$4,901,729	$(4,901,729)
BNY	(32,842)	32,842

The tax character of distributions paid was as follows:

Trust Name	Year Ended 07/31/21	Year Ended 07/31/20
BFZ
Tax-exempt income(a)	$ 16,494,298	$ 18,057,200
Ordinary income(b)	3,856	7,156

	$16,498,154	$18,064,356

BTT
Tax-exempt income(a)	$ 57,798,658	64,371,539
Ordinary income(b)	5,855	—

	$57,804,513	$64,371,539

BNY
Tax-exempt income(a)	$ 12,468,851	9,009,448
Ordinary income(b)	1,797	4,630

	$12,470,648	$9,014,078

(a)	The Trusts designate these amounts paid during the fiscal year ended July 31, 2021, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

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Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BFZ	$1,392,127	$—	$(1,192,776)	$70,776,958	$70,976,309
BTT	19,421,121	—	(18,290,957)	244,338,788	245,468,952
BNY	590,985	2,269	(14,286,943)	53,669,514	39,975,825

(a)	Subject to limitation, amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/(losses) on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

During the year ended July 31, 2021, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts
BFZ	$4,350,444
BTT	5,482,772

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BFZ	$604,485,243	$70,973,300	$(92,136)	$70,881,164
BTT	2,415,781,424	245,353,091	(1,014,303)	244,338,788
BNY	497,585,596	54,298,832	(556,164)	53,742,668

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Investment Objective Risk: There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The par value for each Trust’s Preferred Shares outstanding is $0.001. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	07/31/21	07/31/20
BNY	13,107	—

For the year ended July 31, 2021 and the year ended July 31, 2020, shares issued and outstanding remained constant for BTT.

For the year ended July 31, 2021, Common Shares issued and outstanding increased by 11,625,210 as a result of the reorganization of BNY.

For the year ended July 31, 2021, Common Shares issued and outstanding decreased by 9 as a result of a redemption of fractional shares from the reorganization of BNY.

BFZ and BNY participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each of BFZ and BNY may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. From December 1, 2020 through November 30, 2021, each of BFZ and BNY may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended July 31, 2021, BNY did not repurchase any shares.

The total cost of the shares repurchased is reflected in BFZ’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BFZ
	Shares	Amounts
Year Ended July 31, 2021	209,100	$2,813,059
Year Ended July 31, 2020	352,102	4,493,469

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BNY (for purposes of this section, a “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BNY	03/31/21	945	$94,500,000	03/31/51
	04/12/21	849	84,900,000	03/31/51

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BNY
Expiration date	04/30/22

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
BNY	Aa2	AA

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BNY’s special rate period has commenced on March 31, 2021 and has a current expiration date of April 15, 2022.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2021, the annualized dividend rate for the VRDP Shares was 0.89%.

During the year ended July 31, 2021, issued and outstanding VRDP Shares for BNY increased by 945 from the exchange of VMTP Shares and 849 due to the reorganizations of BSE and BFY with and into BNY.

VMTP Shares

BFZ (for purposes of this section, a “VMTP Trust”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BFZ	03/22/12	1,713	$171,300,000	03/30/22	Aa2	AA

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Notes to Financial Statements  (continued)

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2021, the average annualized dividend rate for the VMTP Shares was 0.82%.

During the year ended July 31, 2021, all issued and outstanding VMTP Shares of BFZ remained constant and all 945 issued and outstanding VMTP Shares of BNY were redeemed in full in exchange for VRDP Shares.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. As of period end, the RVMTP Shares outstanding of BTT were as follows:

Trust Name	Issue Date	Shares Issued	Shares Outstanding	Aggregate Principal	Term Redemption Date
BTT	01/10/13	50	50	$250,000,000	12/31/30
	01/30/13	50	50	250,000,000	12/31/30
	02/20/13	50	50	250,000,000	12/31/30

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to a percentage of the one-month LIBOR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the year ended July 31, 2021, the average annualized dividend rate for the RVMTP Shares was 0.67%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa2 from Moody’s and AA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the year ended July 31, 2021, no RVMTP Shares were tendered for remarketing.

For the year ended July 31, 2021, RVMTP Shares issued and outstanding of BTT remained constant.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP, VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BFZ	$1,403,820	$—
BTT	5,009,941	31,271
BNY	1,068,171	7,541

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders and Preferred Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BFZ
	08/02/21	08/16/21	09/01/21	$0.043000
	09/01/21	09/15/21	10/01/21	0.043000
BTT
	08/02/21	08/16/21	09/01/21	0.062400
	09/01/21	09/15/21	10/01/21	0.062400
BNY
	08/02/21	08/16/21	09/01/21	0.056500
	09/01/21	09/15/21	10/01/21	0.056500

	Preferred Shares(a)
Trust Name	Shares	Series	Declared

BFZ	VMTP	W-7	$112,026
BTT	RVMTP	W-7	409,533
BNY	VRDP	W-7	128,283

(a)	Dividends declared for the period August 1, 2021 to August 31, 2021.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, and BlackRock New York Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, and BlackRock New York Municipal Income Trust (the “Funds”), including the schedules of investments, as of July 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	59

Important Tax Information (unaudited)

For the fiscal period ended April 12, 2021, the Funds designate the following amounts paid as exempt-interest dividends:

Fund Name	Exempt-Interest Dividends
BSE	$3,058,962
BFY	3,068,123

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements

The Boards of Trustees (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal 2030 Target Term Trust (“BTT”) and BlackRock New York Municipal Income Trust (“BNY”), and together with BFZ and BTT, the “Funds” and each, a “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process:

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	61

Disclosure of Investment Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to BFZ and BNY, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”) and the performance of BTT as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, BFZ ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFZ, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, BTT underperformed, outperformed and outperformed, respectively, its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BTT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BTT’s underperformance relative to its customized benchmark during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, BNY ranked in the first, second and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BNY, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements  (continued)

effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BFZ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.

The Board noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BNY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	63

Disclosure of Investment Advisory Agreements  (continued)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock California Municipal Income Trust (BFZ)

The Fund’s investment objective is to provide current income exempt from federal income taxes and California income taxes. The Fund will invest primarily in investments the income from which is exempt from federal income tax and California income taxes (except that interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its total assets in tax-exempt municipal bonds. For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred Shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and California income taxes, the Fund may invest in securities that pay interest that is not exempt from California income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable California income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from California income tax.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

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Investment Objectives, Policies and Risks  (continued)

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate muni term preferred shares (“VMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

BlackRock Municipal 2030 Target Term Trust (BTT)

The Fund’s investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. There can be no assurance that the Fund’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Fund’s investment program will be successful.

As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal securities, the interest of which is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality securities means that such securities are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal securities with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal securities are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its Managed Assets in municipal securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The Fund may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular federal income tax. Additionally, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value

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Investment Objectives, Policies and Risks  (continued)

of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured municipal securities and may purchase insurance for municipal securities in its portfolio.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to the federal alternative minimum tax. The percentage of the Fund’s Managed Assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Fund seeks to return $25.00 per common share to holders of common shares on or about December 31, 2030 (when the Fund will terminate) by actively managing its portfolio of municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Fund’s ability to return to investors $25.00 per common share outstanding upon the Fund’s termination. Such retained net investment income will generally serve to increase the net asset value of the Fund. However, if the Fund realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Fund may return less than $25.00 for each common share outstanding at the end of the Fund’s term. In addition, the leverage used by the Fund may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Manager believes that they will be able to manage the Fund’s assets so that the Fund will not realize capital losses which are not offset by capital gains over the life of the Fund on the disposition of its other assets and retained net investment income. Although neither the Manager nor the Fund can guarantee these results, their achievement should enable the Fund, on or about December 31, 2030, to have available for distribution to holders of its common shares $25.00 for each common share then outstanding. There is no assurance that the Fund will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about December 31, 2030.

The Fund intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Fund’s maturity date. As a result, over time the maturity of the Fund’s portfolio is expected to shorten in relation to the remaining term of the Fund.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. The Fund ordinarily does not intend to realize significant investment income not exempt from regular federal income tax. From time to time, the Fund may realize taxable capital gains.

During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of the dividends would be subject to regular federal income tax.

The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of remarketable variable rate muni term preferred shares (“RVMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BlackRock New York Municipal Income Trust (BNY)

The Fund’s investment objective is to provide current income exempt from federal income taxes. The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the Fund’s outstanding common shares and outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for

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Investment Objectives, Policies and Risks  (continued)

issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and New York City and New York State personal income taxes, the Fund may invest in securities that pay interest that is not exempt from New York City and New York State personal income taxes when, in the judgment of the Manager, the return to the shareholders after payment of applicable New York City and New York State personal income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York City and New York State personal income taxes.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

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Investment Objectives, Policies and Risks  (continued)

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Limited Term Risk (BTT): The Fund will terminate on or about December 31, 2030 in accordance with the terms of its Declaration of Trust, unless the Fund’s Board and shareholders approve an amendment to the Fund’s Declaration of Trust to extend the Fund’s termination date. The Fund seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease. In addition, the Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to pay dividends on the RVMTP Shares.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Investment Objectives, Policies and Risks  (continued)

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk (BFZ and BNY): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or exempt interest on state municipal securities that are currently exempt to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Economic Sector and Geographic Risk (BTT): The Fund, as a fundamental policy, may not invest 25% or more of the value of its Managed Assets in any one industry. However, this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity. As such, the Fund may invest 25% of more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.

Leverage Risk: The Fund uses leverage for investment purposes through the issuance of VMTP Shares, RVMTP Shares or VRDP Shares, as applicable. The Fund also utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then, such as TOB Residuals, and, if applicable, dollar rolls. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

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Investment Objectives, Policies and Risks  (continued)

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BTT): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise limited by the SEC, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	71

Investment Objectives, Policies and Risks  (continued)

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to BFZ and BNY’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ and BNY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BTT declares a dividend or determines to make a capital gain distribution or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BTT’s primary exchange (“open-market purchases”). BTT will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BFZ, BTT and BNY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	73

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 100 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 100 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 100 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 100 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 102 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 100 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 100 Portfolios	None
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 100 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 100 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.
W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 102 Portfolios	None
Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 102 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	75

Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 252 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 254 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trusts. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trusts.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	77

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees as follows:

	J. Phillip Holloman		Catherine A. Lynch		Karen P. Robards		Frank J. Fabozzi(a)
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BFZ	18,163,649	7,838,033	18,175,739	7,825,943	18,171,962	7,829,720	1,713	0
BTT	59,571,627	1,213,530	59,578,466	1,206,691	59,526,233	1,258,924	150	0
BNY	16,867,698	2,114,998	16,770,051	2,212,645	16,719,650	2,263,046	1,794	0

(a)	Voted on by holders of Preferred Shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester. Lorenzo A. Flores was appointed as a Trustee effective July 30, 2021.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

General Information (continued)

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	79

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent, VMTP Redemption and Paying Agent and RVMTP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	81

Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-07/21-AR

(b)	Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust	$30,502	$31,416	$21,658	$0	$29,600	$11,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust	$51,258	$11,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock and Michael Perilli, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor and Perilli have been members of the registrant’s portfolio management team since 2006 and 2018, respectively.

Portfolio Manager	Biography

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.

Michael Perilli	Director of BlackRock since 2021; Vice President of BlackRock from 2017 to 2020; Associate of BlackRock from 2008 to 2016.

(a)(2) As of July 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Walter O’Connor, CFA	22	0	0	0	0	0

	$33.66 Billion	$0	$0	$0	$0	$0

Michael Perilli	14	0	0	0	0	0

	$7.64 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
February 1-28, 2021	0	$ --	0	648,803
March 1-31, 2021	0	$ --	0	648,803
April 1-30, 2021	8	$15.0300	8	648,795
May 1-31, 2021	0	$ --	0	648,795
June 1-30, 2021	0	$ --	0	648,795
July 1-31, 2021	0	$ --	0	648,795
Total:	8	$15.0300	8	648,795

1 On September 28, 2020, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, the Fund may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

Date: October 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

Date: October 4, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Trust

Date: October 4, 2021